              As filed with the Securities and Exchange Commission

                                February 28, 1997

                                                 File Nos. 33-25138 and 811-5681

          -------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]
              Pre-Effective Amendment No.                           [ ]
                                          ------------
              Post-Effective Amendment No.       11                 [X]
                                           --------------

                                      AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
              Amendment No.      13
                            ------------

                            ND TAX-FREE FUND, INC.
              (Exact Name of Registrant as Specified in Charter)

                    1 North Main, Minot, North Dakota 58703
              (Address of Principal Executive Offices) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                (701) 852-5292

                               Robert E. Walstad
                                   President
                            ND Tax-Free Fund, Inc.
                                 1 North Main
                           Minot, North Dakota 58703
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

           X      immediately upon filing pursuant to paragraph (b)
        ------
                  on (date) pursuant to paragraph (b)
        ------
                  60 days after filing pursuant to paragraph (a)
        ------
                  on (date) pursuant to paragraph (a) of Rule 485.
        ------

Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996, was filed on or before February 28, 1997.

                               Page 1 of 70 pages

                            ND TAX-FREE FUND, INC.

                             CROSS REFERENCE SHEET

                            Pursuant to Rule 495(a)


       Part A
        Item
       Number                                                                  Prospectus Caption
          1.    Cover Page.................................................    Cover Page
          2.    Synopsis...................................................    FEE AND EXPENSE TABLE
                                                                                   and SYNOPSIS
          3.    Condensed Financial Information............................    FINANCIAL HIGHLIGHTS
          4.    General Description of Registrant..........................    GENERAL DESCRIPTION OF
                                                                                   THE FUND
          5.    Management of the Fund.....................................    MANAGEMENT
         5A.    Management's Discussion of Fund Performance................    Included in Annual Report
          6.    Capital Stock and Other Securities.........................    SHARES
          7.    Purchase of Securities Being Offered.......................    PURCHASE OF SHARES
          8.    Redemption or Repurchase...................................    REDEMPTION OF SHARES
          9.    Pending Legal Proceedings..................................    Inapplicable

       Part B
        Item                                                                   Statement of Additional
       Number                                                                    Information Caption
         10.    Cover Page.................................................    Cover Page
         11.    Table of Contents..........................................    TABLE OF CONTENTS
         12.    General Information and History............................    Inapplicable
         13.    Investment Objectives and Policies.........................    INVESTMENT POLICIES
                                                                                   AND TECHNIQUES
         14.    Management of the Fund.....................................    MANAGEMENT OF THEFUND
         15.    Control Persons and Principal Holders of Securities........    CONTROL PERSONS AND
                                                                                   PRINCIPAL HOLDERS
                                                                                   OF SECURITIES
         16.    Investment Advisory and Other Services.....................    INVESTMENT ADVISORY
                                                                                   AND OTHER SERVICES
         17.    Brokerage Allocation and Other Practices...................    PORTFOLIO TRANSACTIONS
         18.    Capital Stock and Other Securities.........................    Included in Prospectus
         19.    Purchase, Redemption and Pricing of Securities
                     Being Offered.........................................    PURCHASE AND
                                                                                   REDEMPTION OF SHARES
         20.    Tax Status.................................................    DIVIDENDS AND TAXES
         21.    Underwriters...............................................    UNDERWRITER
         22.    Calculation of Performance Data............................    CALCULATION OF
                                                                                   PERFORMANCE DATA
         23.    Financial Statements.......................................    FINANCIAL STATEMENTS


 Part C
  Item
 Number                                                                            Page
   24.    Financial Statements and Exhibits....................................    C-1
   25.    Persons Controlled by or Under Common Control with Registrant........    C-2
   26.    Number of Holders of Securities......................................    C-2
   27.    Indemnification......................................................    C-2
   28.    Business and Other Connections of Investment Adviser.................    C-3
   29.    Principal Underwriters...............................................    C-3
   30.    Location of Accounts and Records.....................................    C-4
   31.    Management Services..................................................    C-4
   32.    Undertakings.........................................................    C-4
   33.    Signature Page.......................................................    C-4

               [LOGO OF INTEGRITY ND TAX FREE FUND APPEARS HERE]

                            ND TAX-FREE FUND, INC.

           1 North Main . Minot, North Dakota 58703 . (701) 852-5292

Prospectus      May 1, 1996 (As amended June 25, 1996 and February 28, 1997)

    ND Tax-Free Fund, Inc. (the "Fund"), is an open-end, non-diversified, management investment company. The Fund's objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in tax-exempt securities issued by the State of North Dakota and its political subdivisions, agencies, and instrumentalities which are within the four highest grades of either Moody's Investors Service, Inc., or Standard & Poor's Corporation or of comparable quality (See "Investment Objective and Policies.").

    Shares of the Fund are offered with no initial sales charge. A contingent deferred sales charge is assessed on certain redemptions, however (See "Contingent Deferred Sales Charge."). See "Distribution Plan" for information about commissions paid to dealers who sell shares and Fund payments to compensate for these and other distribution expenses and services.

    This Prospectus contains information about the Fund that a prospective investor should know before investing and should be retained for future reference. More detailed information concerning the Fund is contained in the Statement of Additional Information dated May 1, 1996 (as amended June 25, 1996 and February 28, 1997), which has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. A free copy of the Statement of Additional Information may be obtained by contacting the Fund at the address or telephone number at the top of the page.

               ================================================
                                TABLE OF CONTENTS
               ================================================


               Fee and Expense Table..........................2
               Synopsis.......................................3
               Financial Highlights...........................5
               General Description of the Fund................6
               Management....................................12
               Shares........................................13
               Purchase of Shares............................16
               Redemption of Shares..........................18
               Performance Data..............................20

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              FEE AND EXPENSE TABLE

    The purpose of the Fee and Expense Table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For more complete descriptions of these costs and expenses, see MANAGEMENT, PURCHASE OF SHARES, and REDEMPTION OF SHARES.

                   ========================================

Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases (as a percentage of offering price)....................None
    Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price).........None
    Maximum Deferred Sales Load (as a percentage of redemption proceeds)...........................4.00%(1)
    Redemption Fees................................................................................None

Annual Fund Operating Expenses (After Fee Waiver and Expense Assumption)
(as a percentage of average net assets)(2)
    Management Fees................................................................................0.60%
    12b-1 Fees(3)..................................................................................0.50%(4)
    Other Expenses After Expense Assumption........................................................0.20%(5)
    Total Fund Operating Expenses (After Fee Waiver and Expense Assumption)........................1.30%(6)

Example(7)                                                 1 Year        3 Years       5 Years     10 Years
You would pay the following expenses on a $1,000
investment, assuming (i) 5% annual return and (ii)
redemption at the end of each time period:                 $53.00        $71.00         $81.00      $157.00

You would pay the following expenses on the same
investment, assuming no redemption:                        $13.00        $41.00         761.00      $157.00

                   ========================================

    (1) 4% is the maximum contingent deferred sales charge ("charge") which may be assessed upon redemption of shares. As more fully explained under "Contingent Deferred Sales Charge," a charge is assessed, with certain exceptions, against shares which are redeemed within the first five years of their purchase. The charge varies from a maximum of 4% for shares which are redeemed within the first two years, down to 1% for shares redeemed within the fifth year, after which no further charge is assessed, in accordance with the following schedule:

   Year of Purchase                      1    2    3    4    5   6 & Following
   ----------------                     ---  ---  ---  ---  ---  -------------
   Contingent Deferred Sales Charge     4%   4%   3%   2%   1%   0

    (2) Assumes that the percentages shown remain the same in each year. The percentages have been restated to reflect operating expenses that are expected to occur during the current fiscal year.

    (3) Because the Fund pays 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

    (4) Under the Distribution Agreement, ND Capital, Inc. (the "Underwriter"), is entitled to a fee, calculated daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of the Fund. The Underwriter has voluntarily agreed to waive a portion of this fee during the early stages of the Fund's exis-tence. The Fund incurred a fee of $303,489 for the fiscal year ended December 31, 1996, all of which was used to partially defray the costs of commissions paid to dealers.

    (5) "Other Expenses" are estimated. ND Holdings, Inc., voluntarily agreed to assume any "Other Expenses" in excess of 0.20% on an annualized basis of the Fund's average daily net assets for fiscal year 1996 and has also voluntarily agreed to do so for fiscal year 1997. Absent the expense assumption, "Other Expenses" would have been 0.201% of average daily net assets on an annualized basis for fiscal year 1996.

    (6) Absent the fee waiver and expense assumption, estimated "Total Fund Operating Expenses" would have been 1.65% of average daily net assets on an annualized basis for fiscal year 1996.

    (7) The example is based upon percentages in the table above and should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. If the fee waiver and expense assumption are removed, the expenses contained in the example will increase. The Securities and Exchange Commission requires the use of an assumed 5% annual return. The example assumes the reinvestment of all dividends and distributions. All dollar figures have been rounded to the nearest dollar.

                                   SYNOPSIS

                  Investment Objective; Permitted Investments

    The Fund is an open-end, non-diversified, management investment company. The Fund's objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this objective by investing primarily in tax-exempt securities issued by the State of North Dakota and its political subdivisions, agencies, and instrumentalities which are within the four highest grades of either Moody's Investors Service, Inc., or Standard & Poor's Corporation or of comparable quality. There is no assurance that the Fund's objective will be achieved. The Fund may also purchase and sell put and call options and financial futures contracts and options thereon. See "Investment Objective and Policies" and "Other Investment Practices."

                      Investment Adviser and Underwriter

    ND Money Management, Inc. (the "Investment Adviser"), has been retained under an Investment Advisory Agreement to act as the Fund's investment adviser. The Investment Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment program of the Fund. Under the Investment Advisory Agreement, the Fund has agreed to pay the Investment Adviser an annual fee, payable monthly, of 0.60% of the Fund's average daily net assets. See "Investment Adviser."

    ND Capital, Inc. (the "Underwriter"), is the Fund's principal underwriter. See "Purchase of Shares."

                           Purchases and Redemptions

    Shares may be purchased from investment dealers who have sales agreements with the Underwriter or from the Underwriter at the public offering price, which is the net asset value next determined after the Fund receives an order. The minimum initial investment is $1,000 ($100 for the Monthomatic Investment Plan), and subsequent investments must be at least $50. See "Purchase of Shares." No sales charge is imposed when shares are purchased. However, a contingent deferred sales charge is imposed if certain shares are redeemed within five years after their purchase. See "Redemption of Shares."

                             Investors in the Fund

    The Fund is designed for persons who are seeking a high level of income exempt from federal and North Dakota income taxes from a portfolio consisting primarily of investment grade Municipal Securities. Dividends derived from earnings of North Dakota state and local government issues are exempt from North Dakota income taxes. Through an investment in shares of the Fund, investors receive the benefits of professional management and liquidity. In addition, the Fund offers the economic advantages of block purchases of securities and relief from administrative details, such as accounting for distributions and the safekeeping of securities. The Fund's yield and net asset value will fluctuate.

                                   Dividends

    The Fund declares daily dividends of its net investment income on shares for which it has received payment. The Fund distributes income dividends monthly and distributes any net realized short-term and long-term capital gains annually. Investors may elect to have income and capital gains dividends automatically reinvested in shares of the Fund. See "Dividends and Taxes."

                   Organization; Share Attributes; Meetings

    The Fund is organized as a corporation under the laws of the State of North Dakota and is authorized to issue a total of 100,000,000 shares, all of one class and one series, with a par value of $.001 per share. Shares are fully paid and nonassessable when issued, are redeemable and freely transferable, and have equal rights and preferences in all matters, including voting. There are no subscription, preemptive, or conversion rights. Regular meetings of shareholders need not be held unless required under the North Dakota Business Corporation Act or the Investment Company Act of 1940. Special meetings of shareholders may be called for any purpose at any time in the manner prescribed under the North Dakota Business Corporation Act.

                            Special Considerations

    An investment in the Fund is subject to a number of different risks, some of which are described under "Investment Objective and Policies" and "Other Investment Practices." As with other mutual funds, there can be no assurance that the Fund will achieve its objective.

                             FINANCIAL HIGHLIGHTS

    Selected per share data and ratios in the table have been derived from the financial statements of the Fund which have been audited by Eide Helmeke & Co. and Brady, Martz & Associates, P.C. ("Brady, Martz"), the Fund's former and present independent public accountant, respectively. The Fund's complete, current audited financial statements, including Brady, Martz' report thereon, are contained in the Statement of Additional Information. Further information about the Fund's performance is contained in the 1996 Annual Report to shareholders. Copies of the Statement of Additional Information and 1996 Annual Report may be obtained from the Fund upon request and without charge.

                                                                             For the Year Ended December 31,
                                                                             -------------------------------
                                                              1996          1995          1994           1993          1992
                                                           --------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $   9.09      $   8.83      $   9.52       $   9.49      $   9.47
                                                           --------------------------------------------------------------------
Income from Investment Operations:

     Net investment income...............................  $    .46      $    .47      $    .48       $    .52      $    .59
     Net realized and unrealized gain (loss) on investment
     and futures transactions............................       .13           .28          (.67)           .05           .04
                                                           --------------------------------------------------------------------
       Total Income (Loss) From Investment Operations  ..  $    .59      $    .75      $   (.19)      $    .57      $    .63
                                                           --------------------------------------------------------------------
Less Distributions:

     Dividends from net investment income................  $   (.46)     $   (.47)     $   (.48)      $   (.52)     $   (.59)
     Distributions in excess of net investment income....      (.03)         (.02)         (.02)          (.02)         (.02)
                                                           --------------------------------------------------------------------
     Total Distributions.................................  $   (.49)     $   (.49)     $   (.50)      $   (.54)     $   (.61)
                                                           --------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $   9.19      $   9.09      $   8.83       $   9.52      $   9.49
                                                           ====================================================================
Total Return.............................................      6.62%(A)      8.68%(A)     (2.07)%(A)      5.94%(A)      6.62%(A)
Ratios/Supplemental Data:

     Net assets, end of period (in thousands)............   $91,631       $94,532       $91,865        $85,042       $61,429
     Ratio of net expenses (after expense assumption)
     to average net assets...............................      1.13%(B)      1.05%(B)      1.06%(B)       1.01%(B)      0.95%(B)
     Ratio of net investment income to average net assets      5.00%         5.20%         5.19%          5.39%         5.91%
     Portfolio turnover rate.............................     12.92%         8.02%         5.55%         18.59%        17.35%

(A) Excludes contingent deferred sales charge of 4%.

(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $40,861, $3,799, $31,115, $30,707, and $66,030, respectively. If the expenses had not been assumed, the annualized ratios of total expenses to average net assets would have been 1.18%, 1.05%, 1.10%, 1.05%, and 1.08%, respectively.

                         GENERAL DESCRIPTION OF THE FUND

                         Organization and Classification

    The Fund is an open-end, non-diversified, management investment company, which is a type of company commonly known as a "mutual fund." The Fund was incorporated under the laws of the State of North Dakota on October 7, 1988.

                        Investment Objective and Policies

    The Fund's investment objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with the preservation of capital. There are market and investment risks with any security, and the value of an investment in the Fund will fluctuate over time. Normally, the value of the Fund's investments will vary inversely with changes in interest rates. There can be no assurance that the Fund's objective will be achieved.

    The Fund will seek to achieve its objective by investing in a portfolio of obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest from which is exempt from federal income taxes ("Municipal Securities"). The Fund may also purchase and sell options on securities, index options, financial futures contracts, and options on financial futures contracts, which may produce taxable capital gains, in connection with attempts to hedge its portfolio investments and not for speculation.

    The Fund will generally invest substantially all of its assets in securities on which the interest is exempt from both federal and North Dakota income taxes. As a matter of fundamental policy, the Fund will, under normal market conditions, invest at least 80% of its net assets in Municipal Securities which generate interest that is not subject to the alternative minimum tax. All of the Fund's assets will consist of (1) Municipal Securities which are rated at the time of purchase within the four highest grades of either Moody's Investors Service, Inc. (Aaa, Aa, A, or Baa) or Standard & Poor's Corporation (AAA, AA, A, or BBB) or which are unrated but, in the opinion of the Investment Adviser, are of comparable quality, (2) temporary investments in high quality taxable short-term, fixed income investments, as described in the paragraph which follows and in the Statement of Additional Information under "Temporary Investments," (3) options and financial futures as described under "Other Investment Practices," and (4) cash. Municipal Securities within the four highest grades of Moody's and Standard & Poor's are generally considered to be "investment grade." Those rated Baa by Moody's and BBB by Standard & Poor's (and equivalent for unrated securities) may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund will promptly dispose of a bond whose rating drops below investment grade or is reduced in credit quality with respect to unrated securities. The characteristics of the rating categories are described in the Statement of Additional Information under "Appendix-Ratings of Investments." As indicated under "Dividends and Taxes," the Fund may invest in "private activity" bonds. The Fund may also purchase participation interests in Municipal Securities from various financial institutions, including banks, insurance companies, and broker-dealers. See "Municipal Securities" in the Statement of Additional Information.

    For temporary defensive purposes, the Fund may invest in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the United States Government, its agencies, or instrumentalities; debt securities rated within the three highest grades of Moody's Investors Service, Inc., or Standard & Poor's Corporation; commercial paper rated in the highest two grades by either of those rating services (P-1, P-2, or A-1, A-2, respectively); certificates of deposit of domestic banks with assets of $25 million or more; and Municipal Securities or any of the foregoing tempo-rary investments subject to short-term repurchase agreements. When the Fund invests in accordance with this policy, it may do so without any percentage limitations.

    The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are Municipal Securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of Municipal Securities, both within a particular classification and between classifications, depending upon numerous factors. See "Municipal Securities" in the Statement of Additional Information.

    The average weighted maturity of the Fund's debt securities is expected to range between 15 and 25 years.

    Any policy or restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. Changes due to market action will not cause a violation of a policy or restriction.

    The Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, the Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities in anticipation of a decline in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Investment Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of Municipal Securities or changes in the investment objectives of some investors. Frequency of portfolio turnover will not be a limiting factor should the Investment Adviser deem it desirable to purchase or sell securities.

    The Fund has adopted certain investment restrictions which are presented in the Statement of Additional Information and which, together with the investment objective and policies of the Fund, cannot be changed without approval by holders of a majority of its outstanding shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the outstanding shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

    Because North Dakota's economy is primarily dependent upon agriculture and energy and mineral resources, various factors which influence these segments, such as weather conditions, regulatory policies, world prices, the value of the dollar, and international relations, could affect the ability of issuers of North Dakota Municipal Securities to make interest and principal payments.

                           Other Investment Practices

Options Transactions

    The Fund may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options, provided that no more than 5% of its net assets may be invested in premiums on such options. The Fund will engage in options transactions only in Municipal Securities and temporary investments.

    A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

    During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

    If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option, minus the premium received.

    As part of its options transactions, the Fund may also use index options which are traded on national stock exchanges. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

    Price movements in securities which the Fund owns or intends to purchase will not correlate perfectly with movements in the level of the index, and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities. As discussed below with respect to futures contracts, the use of index options on a taxable security may involve a greater risk of an imperfect correlation between price movements in the Municipal Securities being hedged and the movements in the level of the index. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.

Financial Futures Transactions

    The Fund may engage in various interest rate hedging transactions using financial instruments with a high degree of correlation to the fixed-income securities which the Fund may purchase for its portfolio, including interest rate futures contracts in such financial instruments (e.g., futures contracts in U.S. Treasury securities) and interest rate related indices (municipal bond indices) and put and call options on such futures contracts and on such financial instruments. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before delivery. The closing of such a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Such a transaction cancels the obligation under the original contract to make or take delivery. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements.

    At the time the Fund enters into a futures contract, it is required to deposit with its Custodian a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates.

    The Fund may engage in financial futures transactions as an attempt to hedge against the effects of fluctuations in interest rates and other market conditions. For example, if the Fund owned long-term Municipal Securities and interest rates were expected to rise, it could sell futures contracts or a Municipal Securities Index. If interest rates did increase, the value of the Municipal Securities in the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund's futures contracts. If, on the other hand, long-term interest rates were expected to decline, the Fund could hold short-term Municipal Securities and benefit from the income earned by holding such securities, while at the same time the Fund could purchase futures contracts on a Municipal Securities Index. Thus, the Fund could take advantage of the anticipated rise in the value of long-term Municipal Securities without actually buying them. The futures contracts and short-term Municipal Securities could then be liquidated and the cash proceeds used to buy long-term Municipal Securities.

    There are risks associated with the use of financial futures contracts, because there may be an imperfect correlation between the price movements of the futures contracts and price movements of the securities which the Fund owns or intends to purchase. The Fund could lose money on the financial futures contracts and also on the price of such securities. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts, e.g., interest rates, tax status, maturities, and creditworthiness of issuers. While interest rates on taxable securities generally move in the same direction as interest rates on Municipal Securities, there are frequently differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the Municipal Security being hedged than when using a financial futures contract on a Municipal Security or a Municipal Securities Index. If a liquid secondary market did not exist when the Fund wished to close out a financial futures contract, it would not be able to do so and would have to continue making daily cash payments of variation margin in the event of adverse price movements. If the Investment Adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance will be poorer than if no such contracts had been used. The costs incurred in connection with futures transactions would also reduce the Fund's yield. In addition, futures markets have daily market price movement limits for many futures contracts which may further inhibit the Investment Adviser's ability to manage the Fund's portfolio. Futures contracts held by the Fund may be illiquid during periods when daily market price movement limits have been reached. As a result, net assets of the Fund may be impacted negatively until normal futures trading resumes or until the Fund's futures contracts are closed out. Finally, certain provisions of Subchapter M of the Internal Revenue Code restrict the use of futures contracts and options techniques. See "Taxes" in the Statement of Additional Information.

    The Fund may also purchase and write call and put options on financial futures contracts in an attempt to hedge against the effects of fluctuations in interest rates and other market conditions. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying futures contract at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying futures contract at the exercise price during the option period. Upon exercise, the writer (seller) of the option delivers the futures contract to the holder (buyer) at the exercise price. An option purchased by the Fund may expire worthless in which case the Fund would lose the premium paid for it.

    The Fund may engage in futures transactions only on commodities or securities exchanges or boards of trade. The Fund will not engage in transactions in financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities which the Fund owns or intends to purchase. Although the successful use of futures contracts and options techniques requires skills different from those needed to select portfolio securities, the Investment Adviser has experience in the use of these techniques.

    To the extent necessary to comply with Securities and Exchange Commission Release No. 10666, when purchasing a futures contract, writing a put option, or entering into a delayed delivery purchase, the Fund will maintain in a segregated account with its Custodian cash or liquid high-grade debt securities equal to the value of such contracts. The amount held by the Custodian is less than the amount held by any futures commission agent as initial margin and will be marked to market daily.

Delayed Delivery Transactions

    The Fund may purchase portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. Because the Fund is required to set aside cash or liquid high-grade debt securities to satisfy its commitments to purchase when-issued or delayed delivery securities, management of the Fund's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its total assets.

    To the extent the Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable.

Borrowing

    The Fund may borrow money for temporary or emergency purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market, and, in any event, only if immediately thereafter there is an asset coverage of at least 300%. The Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of total assets. Interest paid on borrowed funds will decrease the net earnings of the Fund. The Fund may mortgage, pledge, or hypothe-cate its assets in an amount not exceeding 10% of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed without the approval of a majority of the Fund's shares.

Portfolio Turnover

    The portfolio turnover rate of the Fund is not expected to exceed 100% annually, but on occasions when there are substantial adjustments in the portfolio brought about by market conditions, such as significant changes in interest rates, the portfolio turnover rate may be higher. A 100% annual portfolio turnover rate would occur, for example, if all the investments in the Fund's portfolio (exclusive of securities with less than one year to maturity) were replaced once in a period of one year. Higher portfolio turnover rates may result in increased expenses and taxable capital gains.

Diversification and Concentration Policies

    The Fund is a non-diversified investment company under the Investment Company Act of 1940. This means that more than 5% of the Fund's assets may be invested in the obligations of any issuer. Inasmuch as a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a diversified investment company.

    Because of the relatively small number of issuers of North Dakota Municipal Securities, the Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

    The Fund will not invest 25% or more of its total assets in any industry. Governmental issuers of North Dakota Municipal Securities are not considered part of any "industry." However, North Dakota Municipal Securities backed only by the assets and revenues of non-governmental users will for this purpose be deemed to be issued by such non-governmental users, in which case the 25% limitation would apply to such obligations. Accordingly, no more than 25% of the Fund's assets will be invested in obligations deemed to be issued by non-governmental users in any one industry and in taxable obligations of issuers in the same industry. In addition, the Fund may invest more than 25% of its net assets in industrial development bonds whose revenue sources are from similar types of projects, for example, education, electric utilities, health care, housing, transportation, or water, sewer, and gas utilities. There may be economic, business, or political developments or changes that affect all securities of a similar type, such as proposed legislation affecting the financing of certain projects, shortages or price increases of necessary materials, or declining market needs for such projects. Therefore, developments affecting a single issuer, industry, or securities financing similar types of projects could have a significant effect on the Fund's performance.

Special Considerations

    An investment in the Fund is subject to a number of different risks, some of which are described under "Investment Objective and Policies" and "Other Investment Practices." As with other mutual funds, there can be no assurance that the Fund will achieve its objective.

                                   MANAGEMENT

                               Board of Directors

    Responsibility for overall management of the Fund rests with its Board of Directors.

                               Investment Adviser

    ND Money Management, Inc. (the "Investment Adviser"), has been retained under an Investment Advisory Agreement to act as the Fund's investment adviser subject to the authority of the Board of Directors. The Investment Adviser is a wholly-owned subsidiary of ND Holdings, Inc., a North Dakota venture capital corporation which is also the Fund's promoter. The Investment Adviser was incorporated under North Dakota law on August 19, 1988, and also serves as investment adviser for ND Insured Income Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc. The address of the Investment Adviser is 1 North Main, Minot, North Dakota 58703.

    The Investment Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment program of the Fund. The Investment Adviser furnishes at its own expense all necessary administrative services, office space, equipment, and clerical personnel for managing the investments and effecting the portfolio transactions of the Fund. In addition, the Investment Adviser pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of the Investment Adviser.

    Under the Investment Advisory Agreement, the Fund has agreed to pay the Investment Adviser an annual fee, payable monthly, of 0.60% of the Fund's average daily net assets. The Fund incurred advisory fees of $560,900, or 0.60% of the Fund's average net assets, for the fiscal year ended December 31, 1996.

    W. Dan Korgel, portfolio manager, is primarily responsible for the day-to-day management of the Fund's portfolio under the supervision and direction of Robert E. Walstad, president of the Fund. Mr. Korgel has been portfolio manager of the Fund since April 1988 and has served in a similar capacity for four related funds, ND Insured Income Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc., since November 1990, July 1993, March 1994, and December 1994 through December 1995, respectively. Mr. Walstad is also president of ND Insured Income Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc., and has supervised and directed the management of their portfolios since they commenced operations.

             Custodian, Transfer Agent, and Accounting Services Agent

    First American Bank West, 20 First Street SW, Minot, North Dakota 58701, serves as Custodian for the Fund's portfolio securities and cash. ND Resources, Inc. ("Resources"), a wholly-owned subsidiary of ND Holdings, Inc., 1 North Main, Minot, North Dakota 58703, is the Fund's Transfer Agent. As Transfer Agent, Resources performs many of the Fund's clerical and administrative functions, for which it is paid a monthly fee ranging from .16 of 1% of the net asset value of all outstanding Fund shares up to $10 million down to .09 of 1% from $50,000,001 and larger. Resources also provides internal accounting and related services for the Fund, for which it is paid a monthly fee of $2,000 plus 0.05% of the Fund's average daily net assets on an annual basis for the first $50 million down to 0.01% for net assets in excess of $500 million.

                                    Expenses

    The expenses of the Fund are deducted from its total income before dividends are paid. These expenses include, but are not limited to, organizational expenses; taxes; interest; brokerage fees and commissions, if any; fees and expenses of directors and officers of the Fund who are not officers or directors of the Investment Adviser; Securities and Exchange Commission fees and state securities laws fees; charges of custodians and transfer and dividend disbursing agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers and Board of Directors of the Fund; and any extraordinary expenses. In addition, the Fund pays distribution fees pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940.

    The Fund's total expenses for the fiscal year ended December 31, 1996, as a percentage of the Fund's average net assets was 1.18%.

                             Portfolio Transactions

    The Investment Adviser may consider a number of factors in determining which brokers to use for the Fund's portfolio transactions. These factors include, but are not limited to, research services, reasonableness of commissions, quality of services and execution, and sales of Fund shares. For further details, see "Portfolio Transactions" in the Statement of Additional Information.

    In effecting purchases and sales of the Fund's portfolio securities, the Investment Adviser and the Fund may place orders with and pay brokerage commissions to brokers which are affilliated with the Fund, the Investment Adviser, the Distributor or selected dealers participating in the offering of the Fund's shares. Subject to rules adopted by the Securities and Exchange Commission, the Fund may also purchase municipal securities from other members of underwriting syndicates of which the Underwriter or other affiliates of the Fund are members.

                                     SHARES

                                Share Attributes

    The Fund is authorized to issue a total of 100,000,000 shares, all of one class and one series, with a par value of $.001 per share. All shares, when issued, are fully paid and non-assessable and are redeemable and freely transferable. All shares are common shares and have equal rights and preferences in all matters, including voting. Cumulative voting, a form of proportional representation, is permitted in the election of directors. Under cumulative voting, a shareholder may cumulate votes either by casting for one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote or by distributing all of those votes on the same principle among any number of candidates. There are no subscription, preemptive, or conversion rights.

                              Shareholder Meetings

    It is probable that the Fund will not hold regular meetings of shareholders. The Fund's Bylaws provide that regular meetings of shareholders may be held on an annual or other less frequent basis but need not be held unless required by law. Under the North Dakota Business Corporation Act, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or share holders holding 5% or more of the voting power of all shares entitled to vote may demand a regular meeting by written notice of demand given to the president or secretary of the Fund. Within thirty days after receipt of the demand, the Board of Directors must cause a regular meeting of shareholders to be called, or if the Board fails to do so, the shareholder or shareholders making the demand may call the meeting by giving notice as prescribed by law. All necessary expenses of the notice and the meeting must be paid by the Fund.

    In addition to regular meetings, special meetings of shareholders may be called for any purpose at any time in the manner prescribed under the North Dakota Business Corporation Act. Meetings of shareholders will also be held whenever required in order to comply with the Investment Company Act of 1940; however, the Fund does not intend to hold annual shareholder meetings. Shareholders have the right to remove directors.

                               Dividends and Taxes

Dividends

    All the net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Net investment income of the Fund consists of all interest income earned on portfolio assets less all expenses of the Fund. Income dividends will be distributed monthly, and dividends of net realized short-term and long-term capital gains, if any, will normally be paid out once a year after the end of the Fund's fiscal year. The Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Directors of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

    Income and capital gain dividends, if any, will be credited to shareholder accounts in full and fractional Fund shares at net asset value on the reinvestment date, except that upon written request to the Transfer Agent, a shareholder may select one of the following options:

    (1) To receive income dividends in cash and capital gain dividends in shares at net asset value;

    (2) To receive both income and capital gain dividends in cash; or

    (3) To receive both income and capital gain dividends in shares of Integrity Fund of Funds, Inc. ("Integrity"), at net asset value. If you select this option, you must first open a new account with Integrity with a minimum investment of $100.

    Cash dividends and reinvested dividends will be paid or reinvested, as the case may be, on the last day of the month. Share certificates are issued only for full shares and only upon a request by the shareholder to the Transfer Agent.

Taxes

    The Fund intends to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. The Fund intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends, and, therefore, dividends representing net interest received on Municipal Securities will not be includable by shareholders in their gross income for federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed hereinafter. Dividends representing taxable net investment income (such as net interest income from temporary invest-ments in obligations of the United States), net short-term capital gains, and gains on the sale of market discount bonds purchased after April 30, 1993, if any, are taxable to shareholders as ordinary income, and long-term capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders whose marginal rate on ordinary income is at least 31% are taxed at a maximum federal rate of 28%. Dividends declared by the Fund in October, November, or December to shareholders of record as of a date in one of those months and paid before the following January are treated as paid on December 31 of the calendar year declared for federal income tax purposes. All taxpayers are required to disclose on their federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends from the Fund.

    A capital gains dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above. In addition, shareholders may lose the tax-exempt status on accrued income if shares are redeemed before a dividend is declared.

    Net interest on certain "private activity bonds" issued on or after August 8, 1986, is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Fund are to be treated as interest on "private activity bonds" in proportion to the interest the Fund receives from private activity bonds, reduced by allowable deductions.

    Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's alternative minimum taxable income with certain adjustments will be a tax preference item. Corporate shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences.

    Individuals whose modified income exceeds a base amount will be subject to federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, one-half of Social Security benefits, and tax-exempt interest, including exempt-interest dividends from the Fund.

    Dividends to the extent of interest received on North Dakota state and local government issues are exempt from North Dakota state income taxes. Distributions which are categorized as long-term capital gains for federal income tax purposes will generally receive the same treatment under North Dakota law. However, dividends from the Fund are not exempt to banks which are shareholders of the Fund under North Dakota law. Banks are advised to consult their own tax advisers in that regard.

    The Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a Social Security number) and in certain other circumstances.

    After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction. In addition, the statement will show the details of prior transactions in the account during the calendar year. Information for federal income tax purposes will be provided after the end of the calendar year.

                                 Net Asset Value

    The net asset value per share is determined by calculating the total value of the Fund's assets, which will normally be composed mainly of investment securities, deducting total liabilities, and dividing the result by the number of shares outstanding. Fixed income securities are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange-traded options are valued at the last sale price unless there is no sale price, in which event the options will be valued at the mean between the current closing bid and asked prices. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities, including restricted securities, and other assets are valued at fair value as determined in good faith by the Board of Directors. If an event were to occur, after the value of an instrument was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that instrument would be valued using fair value considerations by the Board of Directors or its delegates. On each day the New York Stock Exchange is open for trading, the net asset value is determined as of the close of the Exchange (normally, 3:00 p.m. Minot, North Dakota, time).

                               PURCHASE OF SHARES

                               General Information

    The Fund's principal underwriter is ND Capital, Inc. (the "Underwriter"), 1 North Main, Minot, North Dakota 58703. Shares may be purchased from investment dealers who have sales agreements with the Underwriter or from the Underwriter at the public offering price, which is the net asset value next determined after the Fund receives an order. If you do not have a dealer, the Fund can refer you to one. The minimum initial investment is $1,000 ($100 for the Monthomatic Investment Plan), and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time in the Fund's discretion. The Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 (for any reason other than fluctuation in the market value of the Fund's portfolio securities). Should the Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor's account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed. The Fund allocates net interest income to those shares for which the Fund has received payment. The Fund receives the entire public offering price of all shares sold.

    Orders for the purchase of shares will be confirmed at a price based on the net asset value next determined after receipt of the order by the Fund. However, orders received by dealers prior to the determination of net asset value (See "Net Asset Value.") and received by the Fund prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. Dealers are obligated to transmit orders promptly.

    No sales charge is imposed when shares are purchased. However, a contingent deferred sales charge is imposed if certain shares are redeemed within five years after their purchase. See "Redemption of Shares." The Underwriter will pay a sales commission to investment dealers and to its salesmen who sell Fund shares. The Underwriter may also provide additional promotional incentives to dealers who sell Fund shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

    The Fund reserves the right to withdraw all or any part of the offering made by this Prospectus and to reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

    In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares unless requested to do so. A shareholder may obtain a certificate by writing to the Transfer Agent at the address on the cover of the Prospectus.

    Shareholders should direct their inquiries to the Fund at the address and telephone number shown on the cover page of the Prospectus or to the investment dealer from which they received the Prospectus.

    Robert E. Walstad and Peter A. Quist, who are directors and the president-treasurer and vice president-secretary, respectively, of the Fund, are also the only two directors and officers of the Underwriter. The Underwriter is a subsidiary of ND Holdings, Inc., a North Dakota venture capital corporation which is the Fund's promoter.

                           Monthomatic Investment Plan

    A shareholder may purchase additional Fund shares through an automatic investment program. With the Monthomatic Investment Plan ("Monthomatic"), monthly investments (minimum $50) are made automatically from the shareholder's account at a bank, savings and loan association, or credit union into the shareholder's Fund account. By enrolling in Monthomatic, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Underwriter for appropriate forms.

    A shareholder may terminate the Plan by sending written notice to the Transfer Agent at the address shown on the back cover of the Prospectus. Termination by a shareholder will become effective within 7 days after the Transfer Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

                                Distribution Plan

    Although Fund shares are sold without an initial sales charge, the Underwriter pays a sales commission equal to 3 3/4% (1% on sales of $1 million or more) of the amount invested to dealers who sell shares (excluding sales to investors exempt from the contingent deferred sales charge). As a further inducement to the sale of Fund shares and in recognition of services provided to shareholders, the Underwriter may also make commission payments to dealers at the annual rate of up to 0.25% of the average net assets (computed as described under "Net Asset Value") which are attributable to shareholders of the Fund for whom such dealers are designated as the dealers of record. Among the various services which dealers provide shareholders are giving investment advice with respect to the Fund on an ongoing basis, assisting in redeeming shares, interpreting confirmations, statements, and other documents, and communicating with the Fund and its Transfer Agent and Custodian.

    To compensate the Underwriter for its services and expenses in distributing shares, including the foregoing payments, the Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for monthly payments by the Fund to the Underwriter at the annual rate of 0.85% of the average daily net assets of the Fund. The Plan must be approved annually by the Fund's Board of Directors and may be terminated at any time by a majority vote of the directors who are not "interested persons" of the Fund and have no direct or indirect financial interest in the opera-tion of the Plan or in the Distribution Agreement or in any other agreement related to the Plan (the "Qualified Directors") or by vote of a majority of the outstanding shares of the Fund. If the Plan is terminated and not continued, the Underwriter is not legally entitled to any payments for amounts expended but not yet recovered. However, the Fund's Board of Directors reserves the right to make payments to the Underwriter notwithstanding a termination or non-continuance. The Plan may not be amended so as to increase materially the amount of the fee unless approved by a vote of at least a majority of the outstanding shares of the Fund. In addition, no material amendment to the Plan may be made unless approved by the Fund's Board of Directors. In addition to reimbursing the Underwriter for commissions previously paid to dealers and related financing costs (together with amounts received from contingent deferred sales charges), the Plan also provides the Underwriter with reasonable compensation for its services and other expenses. Other expenses incurred by the Underwriter may include allocable overhead expenses, such as salaries, rent, printing, and communications.

    During periods of substantial sales of shares, the commissions paid by the Underwriter to dealers may, together with other distribution expenses, exceed the amount of Plan payments it receives. This is likely to be the case in the early years of the Fund's operations. In other periods, the payments under the Plan may exceed the amount of commissions and other distribution expenses paid by the Underwriter, which has the effect of reimbursing the Underwriter for distribution expenses incurred in prior periods. Payments made to the Underwriter under the Plan are not dependent upon expenses incurred, and in any given year the Underwriter may have fewer expenses than the amount of the payments, thus creating a "profit."

                               Exchange Privilege

    By contacting the Transfer Agent, a shareholder may exchange some or all of his shares in any of the funds underwritten by NDCapital, Inc. or Ranson Capital Corporation at net asset value, subject to these conditions: (1) The length of time of the investment will be carried forward to the Fund. (2) If you paid a front-end sales charge, no contingent deferred sales charge will be imposed in the event you redeem any or all of your shares. (3) If the original fund is subject to a contingent deferred sales charge ("CDSC"), the CDSC will be carried forward into the Fund and will be applied in the event you redeem any or all of your shares.

    Each exchange involves the redemption of fund shares to be exchanged and the purchase of Fund shares. As a result, any gain or loss on the redemption of fund shares exchanged is reportable on the shareholder's federal income tax return. The exchange privilege may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states where such exchanges may be legally made. A sharehold considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the fund whose shares he owns before making an exchange.

    For further information on how to excercise the exchange privilege, contact the Transfer Agent.

                              REDEMPTION OF SHARES

                                   Redemptions

    Any shareholder may require the Fund to redeem shares. When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem them by making a written request with signatures guaranteed to the Transfer Agent at the address shown on the back cover of the Prospectus. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power with signatures guaranteed and accompanied by a written request for redemption. Signatures must be guaranteed by a commercial bank, trust company, savings and loan association, or member firm of a national securities exchange, and a signature guarantee will be required before payment is made in connection with a redemption. A notary public may not provide a signature guarantee. Further documentation may be requested, and a signature guarantee is always required, from corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees, or guardians. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. The redemption price will be the net asset value next determined following receipt of a properly executed request with any required documents, less any applicable contingent deferred sales charge, as described below. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed letter of instructions accompanied by any outstanding share certificates in proper form for transfer. When the Fund is requested to redeem shares for which it may not yet have received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

                        Contingent Deferred Sales Charge

    Except as otherwise provided below, a contingent deferred sales charge ("charge") is imposed only if a shareholder redeems shares purchased within the preceding five years. Shares acquired by reinvestment of dividends may be redeemed without charge even though acquired within five years. In addition, a number of shares having a value equal to any net increase in the value of all shares purchased by the shareholder during the preceding five years will be redeemed without a contingent deferred sales charge. Subject to the foregoing exclusions, the amount of the charge is determined as a percentage of the original purchase price of the redeemed shares and will depend on the number of years the dollar amount being redeemed was invested, according to the following table:

              Year Since Redemption      Percentage Contingent
              Amount Was Invested        Deferred Sales Charge
              First...............................4.0%
              Second..............................4.0%
              Third...............................3.0%
              Fourth..............................2.0%
              Fifth...............................1.0%
              Sixth and following................No Charge

    If the initial amount of purchase is $1 million or more, the charge is reduced to 1% and only applies during the first year of purchase. In addition, purchases totaling $1 million or more made within 13 months of the initial purchase date qualify for this exception, provided that the purchaser notifies the Fund in writing at the time of the initial purchase of his or her intent to purchase $1 million or more within 13 months and subsequently satisfies this condition. Any shares purchased and sold within the 13-month period will be deducted in computing total purchases, and the charge applies for one year after purchases total a minimum of $1 million.

    All purchases are considered made on the last day of the month of purchase. In determining whether a contingent deferred sales charge is payable on any redemption, the Fund will first redeem shares not subject to any charge. Thereafter, in determining the applicable percentage rate, the amount of dollars redeemed will be charged against the aggregate cost of shares purchased in each year, beginning with the shares purchased earliest. This will result in a shareholder paying the lowest possible contingent deferred sales charge rate. For an example illustrating the operation of the contingent deferred sales charge, see "Purchase and Redemption of Shares" in the Statement of Additional Information.

    The Fund may sell shares without a contingent deferred sales charge to directors, officers, and employees (including retirees) of the Fund, of ND Holdings, Inc., of ND Money Management, Inc., and of ND Capital, Inc., for themselves or their spouses, children, or parents and parents of spouse, or to any trust, pension, or profit-sharing, or other benefit plan for only such persons at net asset value and in any amount. The Fund may also sell shares without a contingent deferred sales charge to broker-dealers having sales agreements with ND Capital, Inc., and registered representatives and other employees of such broker-dealers, including their spouses and children; to financial institutions having sales agreements with ND Capital, Inc., and employees of such financial institutions, including their spouses and children; and to any broker-dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients.

    ND Capital, Inc., receives the entire amount of any contingent deferred sales charges assessed.

                             Reinstatement Privilege

    You may reinvest up to the amount of your redemption proceeds free of all sales charges. An investor using this privilege a year or more after such investor redeemed shares of the Fund must file a new account application and provide proof that such investor was a shareholder of the Fund. The Fund reserves the right to modify or terminate this privilege at any time. You will receive the net asset value per share the day your check arrives at the Fund. If you were charged a contingent deferred sales charge on your redemption, the amount you were charged will be reinstated as additional shares upon repurchase in proportion to the reinvestment amount of your redemption proceeds.

                                PERFORMANCE DATA

    The Fund may publish certain performance figures in advertisements from time to time. These performance figures may include yield, tax equivalent yield, and total return figures.

    Yield reflects the income per share deemed earned by the Fund's portfolio investments. Yield is determined by dividing the net investment income per share deemed earned during the preceding 30-day period by the offering price per share on the last day of the period and annualizing the result. Tax equivalent yield shows the yield from a taxable investment which would produce an after-tax yield equal to that of a fund that invests in tax-exempt securities. It is computed by dividing the tax-exempt portion of the Fund's yield (as calculated above) by one minus a stated income tax rate and adding the product to the portion (if any) of the Fund's yield that is not tax-exempt. Yields are calculated according to accounting methods that are standardized for all stock and bond funds. Because yield calculation methods differ from the methods used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the Fund's financial statements.

    Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated time period, taking into account the imposition of various fees, except the contingent deferred sales charge, and assuming the reinvestment of all dividends and distributions. Cumulative total return reflects the Fund's performance over a stated period of time. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period.

    The Fund may also include in advertisements quarterly performance rankings compiled by independent organizations such as Lipper Analytical Services and publications which monitor the performance of mutual funds. Performance information may be quoted numerically or may be represented in a table, graph, or other illustration.

    All performance figures are based on historical results and are not intended to indicate future performance. A more detailed description of the foregoing performance figures and their methods of computation is contained in the Fund's Statement of Additional Information under CALCULATION OF PERFORMANCE DATA.

ND
TAX-FREE
FUND, INC.

1 North Main
Minot, ND 58703
(701) 852-5292

Directors
Lynn W. Aas
Minot, ND
Orlin W. Backes
Minot, ND
Arthur A. Link
Bismarck, ND
Peter A. Quist
Bismarck, ND
Robert E. Walstad
Minot, ND

Investment Adviser
ND Money Management, Inc.
1 North Main
Minot, ND 58703

Principal Underwriter
ND Capital, Inc.
1 North Main
Minot, ND 58703

Custodian
First American Bank West
20 First Street SW
P.O. Box 1548
Minot, ND 58702

Transfer Agent
ND Resources, Inc.
1 North Main
Minot, ND 58703

Independent Public Accountant
Brady, Martz & Associates, P.C.
24 West Central Avenue
Minot, ND 58701

Legal Counsel
Pringle & Herigstad, P.C.
20 First Street SW
P.O. Box 1000
Minot, ND 58702

                                   ND TAX-FREE
                                   FUND, INC.

                           A mutual fund for investors
                           seeking high current income
                             exempt from federal and
                            North Dakota income taxes


                         =============================


                                   Prospectus

                                   May 1, 1996

                            (As amended June 25, 1996
                             and February 28, 1997)

               [LOGO OF INTEGRITY ND TAX FREE FUND APPEARS HERE]

                             INTEGRITY MUTUAL FUNDS

ACCOUNT APPLICATION                                       ND TAX-FREE FUND, INC.
Mail To:  ND Tax-Free Fund, Inc.
     P.O. Box 759,  Minot, ND  58702-0759

If you have any questions on this form or any shareholder services questions, phone 1-800-601-5593.

--------------------------------------------------------------------------------
1. Account Registration (Please print.) - First Name, Middle Initial, and Last Name

____ Individual   ____Joint*    *Joint tenants with rights of survivorship,
                                 unless you specify otherwise

____________________________________   ________________________________________
            Name                          Joint Owner's Name

____Gift or transfer to a minor  (UGMA/UTMA)

_______________________as custodian for________________________ under the_______
    Custodian's name                          Minor's name                State

Uniform Gifts/Transfers to Minors Act

____Trust*

________________________as trustee(s) of_______________________ ________________
       Trustee's name                   Name of trust agreement   Date of trust
                                                                    agreement
*Please include copy of first and last page of trust agreement.

____Corporation/other entity*

____________________________________   ________________________________________
Name of corporation or other entity     Type of organization (i.e., corporation,
                                                              partnership, etc.)
*Please attach a certified copy of the corporate resolution showing the person(s) authorized to act on this account.

____TOD  (Transfer on Death)*    *Transfer on Death form available upon request

Address__________________________  City, State, Zip_____________________________

Telephone Number________________________

--------------------------------------------------------------------------------
2. Initial Investment

Check enclosed for $__________________. Minimum initial investment is $1,000 ($100 in Monthomatic Plan); subsequent $50.
Make check payable to: ND Tax-Free Fund, Inc.

--------------------------------------------------------------------------------
3. Dividends Choose how you wish to receive dividends. If no box is checked, option A will be assigned.
      A. ____ All income and capital gains dividends reinvested into my account.
      B. ____ All income dividends in cash and capital gains reinvested in my account. Complete cash dividends section below.
      C. ____ All income and capital gains dividends paid to me in cash. Complete cash dividends section below.
      D. ____ All income and capital gains dividends reinvested in Integrity Fund of Funds account #____________________________________
Please send cash dividends to:  _______ Account registration address OR
                                _______Special payee as follows:

Name____________________________________________________________________________

Address________________________ City, State, Zip________________________________

Account number (if applicable)__________________ Attach voided check if payable to your bank account (signature guarantee not required).
* If payable to person or address other than registration, PLEASE signature guarantee here:

--------------------------------------------------------------------------------
4. Systematic Investment Program (Monthomatic) Complete the following if you are establishing a Systematic Investment Program.

     I authorize the Fund's Agent to draw checks or initiate Automated Clearing House ("ACH") debits against the bank account provided below in the amount of $________________________ (minimum $50)

     Please check one: starting on the _____5th OR the _____20th________________
                                                                (indicate month)

Name of Depositor____________________   Bank Account Number_____________________
(As shown on bank records)

Name of Bank_________________________   Address of Bank_________________________
(The account must have check or draft writing privileges.)

City_________________________________   State, Zip______________________________

As a convenience to us, we hereby request and authorize you to honor and charge to our account (i) checks drawn on our account by Integrity Fund of Funds, Inc., and payable to the order of the Fund, and (ii) Automated Clearing House ("ACH") debit entries initiated by any of us through Integrity Fund of Funds, Inc., for the account of the Fund, provided in either case that there are sufficient collected funds in said account to pay the same upon presentation. We agree that your rights with respect to each such check or ACH debit shall be the same as if either were signed personally by each of us. This authority is to remain in effect until revoked by us in writing to you, and until you actually receive such notice, we agree that you shall be fully protected in honoring any such checks or ACH debits. We further agree that if any check or ACH debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever.

Signature(s) of depositor(s):*  Date:___________________   *Sign exactly as
                                                           shown on bank records

X____________________________________   X_______________________________________
            Signature                                  Signature
Please attach a VOIDED check to ensure correct encoding.

5. Systematic Withdrawal Plan (Note: All distributions from the Fund must be reinvested.)

Systematic Withdrawal (available only for accounts of $5,000 or more) - Redeem sufficient shares or dollars on the 1st of the month and send check to the owner listed above: _____Monthly _____Quarterly _____Semiannually _____Yearly for $______________ or ____________ shares (minimum $50). The first redemption is to take place on the 1st of__________________________________ (Indicate
month.)

If systematic withdrawal checks are payable to person or address other than as registered above, make check payable to:
Name____________________________________________________________________________
Address____________________________  City, State, Zip___________________________
Account Number (if applicable)______________ Attach voided check if payable to your bank account (signature guarantee not required).
If payable to person or address other than registration, PLEASE signature guarantee here:

--------------------------------------------------------------------------------
6. Your Signature and Tax Certifications

See enclosed substitute instructions and important notice. The Fund reserves the right to refuse to open an account without either a certified taxpayer identification number ("TIN") or a certification of foreign status. Failure to provide the tax certifications in this section may result in backup withholding on payments relating to your account and/or in your inability to qualify for treaty withholding rates.

____________________________________ OR _______________________________________
Social Security Number (In UGMA/UTMA        Employer Identification Number
Minor's SSN)

I am a citizen of: ____U.S.  ____ My country of residence for tax purposes is:
                   ____U.S.  Other_____________________________

Check one of the following:
______ The number shown above is my correct TIN. I am not subject to backup withholding due to underreporting of interest or dividend income either because no notification has been received from the IRS or because the IRS has notified me that I am no longer subject to backup withholding. (If you are subject to backup withholding, please cross out the second sentence.)
______ Awaiting TIN. A TIN has not been issued to me, but I am in the process of applying for a TIN from either the appropriate Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a TIN to the Fund within 60 days, the Fund is required to commence backup withholding until I provide a certified TIN. I am not subject to backup withholding due to underreporting of interest or dividend income either because no notification has been received from the IRS or because the IRS has notified me that I am no longer subject to backup withholding. (If you are subject to backup withholding, please cross out the third sentence.)
______ Exempt Recipient. I am an Exempt Recipient. The instructions give a list of the most common Exempt Recipients. (You should still provide a TIN.)
______ Exempt Foreign Person. I am an Exempt Foreign Person as explained in the instructions.

Under the penalties of perjury, I certify that (1) the information provided on this application is true, correct, and complete, (2) I have read the prospectus for the Fund in which I am investing and agree to the terms thereof, and (3) I am of legal age or an emancipated minor.

                              Date______________________________________________
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

X____________________________________    X____________________________________
            Signature                                        Signature

--------------------------------------------------------------------------------
7. Broker/Dealer Use Only (Please print.)

We hereby submit this application for the purchase of shares of ND Tax-Free Fund, Inc., indicated within the terms of our selling agreement with ND Holdings, Inc., and with the prospectus for ND Tax-Free Fund, Inc.

Firm Name_________________________  Branch Address______________________________

Representative's Name_____________  ____________________________________________

Representative's Number___________  Representative's Phone Number_______________

--------------------------------------------------------------------------------

8. Additional Information

Each time there is a transaction in a Shareholder Account, the shareholder and representative will receive a confirmation statement showing the current transaction.

All correspondence regarding Shareholder Accounts should be addressed to ND Resources, Inc., P.O. Box 759, Minot, ND 58702. If you have any questions, call 1-800-601-5593.

Fund exchanges are acceptable within Integrity Mutual Funds. The exchange must be same account registration or otherwise a signature guarantee will be needed for any exchange amount. A "Letter of Instruction" indicating the funds involved is needed to do any exchange and must be signed by all registered owners.

Phone orders: Payment for share purchases by telephone should be received within three business days. Payment must be received within 7 days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses. It is a dealer's or broker's responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased.

Registration changes require that all registered owners sign and also require a signature guarantee. Example: single to joint, joint to single, joint to trust, etc...

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 1996
                (As amended June 25, 1996 and February 28, 1997)

                             ND TAX-FREE FUND, INC.
                                  1 North Main
                            Minot, North Dakota 58703

                                (701) 852-5292


      This Part B Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of ND Tax-Free Fund, Inc. (the "Fund"), dated May 1, 1996 (as amended June 25, 1996 and February 28, 1997). The Prospectus may be obtained without charge from the Fund.

                                --------------

                               TABLE OF CONTENTS

                                                                          Page
Investments .............................................................  B-2
Investment Policies and Techniques.......................................  B-4
Investment Restrictions .................................................  B-7
Management of the Fund ..................................................  B-9
Control Persons and Principal Holders of Securities .....................  B-11
Investment Advisory and Other Services ..................................  B-11
Portfolio Transactions...................................................  B-14
Purchase and Redemption of Shares .......................................  B-14
Underwriter..............................................................  B-15
Dividends and Taxes .....................................................  B-16
Calculation of Performance Data .........................................  B-18
Tax-Free Versus Taxable Income ..........................................  B-20
Appendix--Ratings of Investments ........................................  B-20
Financial Statements ....................................................  F-1

                                   INVESTMENTS

Municipal Securities

    Municipal Securities (as defined in the Prospectus) are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port, or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair, or improvement of privately-operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues.

    The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are Municipal Securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of Municipal Securities, both within a particular classification and between classifications, depending upon numerous factors.

    The yields on Municipal Securities are dependent upon a variety of factors, including general money market conditions, general conditions of the Municipal Securities market, size of particular offering, maturity of the obligation, and rating of the issue. The ratings of Moody's Investors Service, Inc., and Standard & Poor's Corporation represent their opinions as to the quality of the Municipal Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon, and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. The Fund will not purchase or hold more than 5% of its net assets in securities rated below investment grade.

    The Fund may purchase participation interests in Municipal Securities (such as industrial development bonds) from financial institutions. A participation interest gives the Fund an undivided interest in the Municipal Securities in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Securities. These instruments may be variable or fixed rate.

    Not more than 5% of the net assets of the Fund will invested in participation interests in Municipal Securities during the coming year.

    Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

    Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Temporary Investments

    For temporary defensive purposes, the Fund may invest in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the United States Government, its agencies, or instrumentalities; debt securities rated within the three highest grades of Moody's Investors Service, Inc., or Standard & Poor's Corporation; commercial paper rated in the highest two grades by either of those rating services (P-l, P-2 or A-l, A-2, respectively); certificates of deposit of domestic banks with assets of $25,000,000 or more; and Municipal Securities or any of the foregoing temporary investments subject to short-term repurchase agreements. When the Fund invests in accordance with this policy, it may do so without percentage limits. A repurchase agreement is an instrument under the purchaser acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might incur expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income. Dividends from interest income from temporary investments may be taxable to shareholders as ordinary income. See "Dividends and Taxes" in the Prospectus. For a description of the ratings of commercial paper and other debt securities permitted as temporary investments, see "Appendix--Ratings of Investments."

                       INVESTMENT POLICIES AND TECHNIQUES

General

    The Fund may engage in futures and options transactions in accordance with its investment objective and policies. The Fund intends to engage in such transactions if it appears advantageous to the Investment Adviser to do so in order to pursue its investment objective, to hedge against the effects of fluctuating interest rates, and to stabilize the value of its assets. The use of futures and options, possible benefits, and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

Financial Futures Contracts

    The Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a security index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding options written by the Fund would exceed 50% of the total assets of the Fund.

    Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset, or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. Futures contracts entail risks. If the Investment Adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been made.

    There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the cash market. Thus, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the Investment Adviser may still not result in a successful hedging transaction. If this should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

Options on Financial Futures Contracts

    The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its Custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Options on Securities

    The Fund may write (sell) covered call options as long as it owns securities which are acceptable for escrow purposes and may write secured put options, which means that as long as the Fund is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in Municipal Securities or temporary investments. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand, and interest rates. The Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related securities is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the Fund to protect capital gains in an appreciated security it owns without being required to actually sell that security. At times, the Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, the Fund is able to fix the cost of acquiring the securities, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

Options on Securities Indices

    The Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase and not for speculation. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash, and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities.

    When the Fund writes an option on a securities index, it will be required to deposit with its Custodian eligible securities equal in value to 100% of the exercise price, in the case of a put, or the contract value, in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

    Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Delayed Delivery Transactions

    The Fund may purchase portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When the Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than to purchase the security.

    To the extent the Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable.

Regulatory Restrictions

    To the extent required to comply with Securities and Exchange Commission Release No. 10666, when purchasing a futures contract, writing a put option, or entering into a delayed delivery purchase, the Fund will maintain in a segregated account with its Custodian cash or liquid high-grade debt securities equal to the value of such contracts. The amount held by the Custodian is less than the amount held by any futures commission agent as initial margin and will be marked to market daily.

    To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, the Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. The Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (l) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and
(3) cash proceeds from investments due in 30 days.

                             INVESTMENT RESTRICTIONS

    The Fund has adopted certain investment restrictions which, together with the investment objective and policies, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% or more of the outstanding shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

(l) Purchase securities or make investments other than in accordance with its investment objectives and policies.

(2) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities, or the State of North Dakota or its political subdivisions, agencies, or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any industry.

(3) Make loans, except in accordance with its investment objectives and policies.

(4) Borrow money except for temporary or emergency purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market, and, in any event, only if immediately thereafter there is an asset coverage of at least 300%; or mortgage, pledge, or hypothecate its assets in an amount exceeding 10% of its total assets to secure temporary or emergency borrowing.

(5) Make short sales of securities.

(6) Write, purchase, or sell puts, calls, or combinations thereof, except in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of its officers or directors or of the Investment Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest more than 15% of its net assets in illiquid securities, including (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to disposition under the federal securities laws, and
(c) repurchase agreements maturing in more than seven days.

(9) Invest for the purpose of exercising control or management of another issuer.

(10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts.

(11) Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the Municipal Securities of issuers which invest in or sponsor such programs.

(12) Invest more than 10% of its total assets in securities of other investment companies, except in connection with a merger, consolidation, reorganization, or acquisition of assets.

(13) Underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

(14) Issue senior securities as defined in the Investment Company Act of 1940, except money borrowed as permitted by (4) above.

(15) Invest in real estate, although it may invest in Municipal Securities which are secured by real estate and securities of issuers which invest or deal in real estate.

    During the coming year, the Fund does not intend to invest more than 5% of its net assets in securities of other investment companies.

    Any policy or restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. Changes due to market action will not cause a violation of a policy or restriction. The Fund may invest more than 25% of its net assets in industrial development bonds.

                             MANAGEMENT OF THE FUND


-----------------------------------------------------------------------------------------------------------------------------------

                                       Position(s) Held                                   Principal Occupation(s)
  Name, Address, and Age                  with Fund                                       During Past 5 Years (1)
-----------------------------------------------------------------------------------------------------------------------------------
  Lynn W. Aas/(2)/                       Director                       Retired; Attorney; Director, ND Holdings, Inc.;
  904 NW 27th                                                           Director, ND Insured Income Fund, Inc.,
  Minot, North Dakota 58701                                             Montana Tax-Free Fund, Inc., South Dakota Tax-Free
  75                                                                    Fund, Inc., and Integrity Fund of Funds, Inc.; Trustee,
                                                                        Ranson Managed Portfolios; Director, First Western
                                                                        Bank & Trust

  Orlin W. Backes/(3)/                   Director                       Attorney; Director, ND Insured Income Fund, Inc.,
  15 2nd Ave. SW, Suite 305                                             Montana Tax-Free Fund, Inc., South Dakota
  Minot, North Dakota 58701                                             Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.;
  61                                                                    Trustee, Ranson Managed Portfolios; Director, First
                                                                        Western Bank & Trust

  Arthur A. Link/(4)/                   Director                        Director, ND Insured Income Fund, Inc., Montana
  2001 Grimsrud Drive                                                   Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc.,
  Bismarck, North Dakota 58501                                          and Integrity Fund of Funds, Inc.; Trustee, Ranson
  82                                                                    Managed Portfolios; Director, Bank Center First

 *Peter A. Quist/(5)/                   Director                        Director and Vice President, ND Holdings, Inc.;
  1 North Main                          Vice President                  Director, Vice President, and Secretary, ND Money
  Minot, North Dakota 58703             Secretary                       Management, Inc., ND Capital, Inc., ND Resources,
  62                                                                    Inc., ND Insured Income Fund, Inc., Montana
                                                                        Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc.,
                                                                        and Integrity Fund of Funds, Inc.; The Ranson
                                                                        Company,Inc., and Ranson Capital Corporation; Vice
                                                                        President and Secretary, Ranson Managed Portfolios

 *Robert E. Walstad/(6)/                Director                        Director and President, ND Holdings, Inc.; Director,
  1 North Main                          President                       President, and Treasurer, ND Money Management,
  Minot, North Dakota 58703             Treasurer                       Inc., ND Capital, Inc., ND Resources, Inc., ND Insured
  52                                                                    Income Fund, Inc., Montana Tax-Free Fund, Inc.,
                                                                        South Dakota Tax-Free Fund, Inc., and Integrity
                                                                        Fund of Funds, Inc.; Trustee, Chairman, President, and
                                                                        Treasurer, Ranson Managed Portfolios; Director,
                                                                        President, CEO, and Treasurer, The Ranson Company,
                                                                        Inc., and Ranson Capital Corporation


-----------------------------------------------------------------------------------------------------------------------------------

* "Interested person" as defined in the Investment Company Act of 1940

(1) Except as otherwise indicated, each individual has held the office(s) shown for the past five years. Mssrs. Aas, Backes, Link, and Walstad were elected to the Board of Trustees of Ranson Managed Portfolios at a joint special meeting of the shareholders of The Kansas Municipal Fund Series, The Kansas Insured Municipal Fund - Limited Maturity (subsequently renamed "The Kansas Insured Intermediate Fund") Series, and The Nebraska Municipal Fund Series of Ranson Managed Portfolios held on December 11, 1995, but did not assume office until January 5, 1996. Mssrs. Quist and Walstad were elected as directors and officers of The Ranson Company, Inc., and Ranson Capital Corporation on January 5, 1996.

(2) Mr. Aas resigned as a director of ND Holdings, Inc., on August 17, 1994. He was elected to the board of directors of Integrity Fund of Funds, Inc., on August 19, 1994, and to the boards of ND Insured Income Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and the Fund on December 2, 1994.

(3) Mr. Backes was elected to the boards of directors of ND Insured Income Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and the Fund in 1995.

(4) Mr. Link has served on the boards of directors of ND Insured Income Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and the Fund since their inceptions.

(5) Mr. Quist has served on the boards of directors of ND Insured Income Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and the Fund since their inceptions. He was elected to the board of South Dakota Tax-Free Fund, Inc., on April 7, 1995, and has served as the vice president and secretary of each of the aforenamed funds since their inceptions.

(6) Mr. Walstad has served as a director and as the president and treasurer of ND Insured Income Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and the Fund since their inceptions.


       ------------------------------------------------------------------------------------------------------------------------

                                                     COMPENSATION ABLE*
       ------------------------------------------------------------------------------------------------------------------------
                                                         Pension or
                                                         Retirement                                       Total Compensation
                                      Aggregate       Benefits Accrued          Estimated Annual          from Fund and Fund
        Name of Person,             Compensation       as Part of Fund            Benefits Upon             Complex Paid to
          Position(s)                 from Fund           Expenses                 Retirement                  Directors
       ------------------------------------------------------------------------------------------------------------------------
        Lynn W. Aas                     9,569.68             -0-                        -0-                     $10,000.00
        Director

        Orlin W. Backes                 $7,177.26            -0-                        -0-                      $7,500.00
        Director

        Arthur A. Link                  $9,569.68            -0-                        -0-                     $10,000.00
        Director

        Peter A. Quist                     -0-               -0-                        -0-                         -0-
        Director,
        Vice President, and
        Secretary

        Robert E. Walstad                  -0-               -0-                        -0-                         -0-
        Director, President,
        and Treasurer

                                        ----------         -------                  ---------                  ------------

        Totals                         $26,316.62            -0-                        -0-                     $27,500.00

       ------------------------------------------------------------------------------------------------------------------------

       * Directors who are not an "interested person" as that term is defined in the 1940 Act are paid an annual fee of $10,000 for serving on the boards of the funds in the complex. Each of the funds, including the four series of Ranson Managed Portfolios, pays a pro rata share of the fee based upon its respective assets. Mssrs. Quist and Walstad, who are the only "interested persons" of the funds, receive no compensation from the funds.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of February 18, 1997, no person owned of record or was known by Registrant to own of record or beneficially 5 percent or more of Registrant's outstanding shares, and the amount of shares owned by all officers and directors of Registrant, as a group, was less than 1 percent of Registrant's outstanding shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

    ND Money Management, Inc. (the "Investment Adviser"), has been retained under an Investment Advisory Agreement to act as the Fund's investment adviser, subject to the authority of the Board of Directors. The Investment Adviser is a wholly-owned subsidiary of ND Holdings, Inc., a venture capital corporation organized under the laws of the State of North Dakota on September 22, 1987, which is also the Fund's promoter. The Investment Adviser was incorporated under North Dakota law on August 19, 1988, and also serves as investment adviser for ND Insured Income Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc. The address of the Investment Adviser is 1 North Main, Minot, North Dakota 58703.

    The Investment Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment program of the Fund. The Investment Adviser furnishes at its own expense all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Fund and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. In addition, the Adviser pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of the Investment Adviser. All other charges and expenses, as more fully described in the Prospectus under "Expenses," are paid by the Fund.

    Under the Investment Advisory Agreement, the Fund has agreed to pay the Investment Adviser an annual fee, payable monthly, of 0.60% of the Fund's average daily net assets. The Investment Adviser was paid $415,394, $541,290, $572,789, and $560,900 in advisory fees for fiscal years 1993, 1994, 1995, and 1996, respectively.

    The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Advisory Agreement.

    The Investment Advisory Agreement continues in effect from year to year as long as its continuation is approved at least annually by a majority of the directors who are not parties to the Investment Advisory Agreement or interested persons of any such party except in their capacity as directors of the Fund and by the shareholders or the Board of Directors. It may be terminated at any time upon 60 days' written notice by the Fund or by a majority vote of the outstanding shares and will terminate automatically upon assignment.

    Robert E. Walstad and Peter A. Quist, directors and officers of the Fund, are also directors and officers of the Investment Adviser as indicated under "Management of the Fund."

                                Distribution Plan

    Although shares of the Fund are sold without an initial sales charge, ND Capital, Inc. (the "Underwriter"), the Fund's principal underwriter, currently pays dealers who sell Fund shares a commission equal to 3 3/4% (1% on sales of $1 million or more) of the value of each sale. Such payments are made out of the Underwriter's own funds. As a further inducement to the sale of Fund shares and in recognition of the services provided to shareholders, the Underwriter may also make payments to investment dealers at the annual rate of 0.25% of the average net assets of the Fund which are attributable to shareholders of the Fund for whom dealers are designated as the dealer of record. For this purpose, "average net assets" attributable to a shareholder account means the product of
(i) the average daily share balance of the account times (ii) the Fund's average daily net asset value per share. Such payments may be suspended or modified by the Underwriter at any time and are subject to continuation of the Fund's Distribution Plan (the "Plan") described below.

    The Fund has adopted the Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Rule 12b-1 provides that any payments made by the Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. The Fund has also entered into a related Distribution Agreement with the Underwriter.

    The Plan and the related Distribution Agreement provide that the Fund will pay the Underwriter an annual fee for certain expenses incurred in connection with the offer and sale of the Fund's shares. The fee is calculated daily and paid monthly at the annual rate of 0.85% of the average daily net assets of the Fund. The fee may be used by the Underwriter to cover any expenses primarily intended to result in the sale of the Fund's shares, including, but not limited to, sales commissions and other fees paid to dealers who sell Fund shares; payments made to, and expenses of, persons who provide support services in connection with the distribution of the Fund's shares; costs relating to the formulation and implementation of marketing and promotional activities; costs of printing and distributing prospectuses, statements of additional information, and reports of the Fund to prospective shareholders; costs involved in preparing, printing, and distributing advertising and sales literature; and other sales expenses.

    The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement or in any other agreement related to the Plan (the "Qualified Directors"), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Directors or by vote of the lesser of (a) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) more than 50% of the outstanding shares. Any amendment of the Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by shareholders as described in the preceding sentence. Other material amendments to the Plan would be required to be approved by vote of the Board of Directors of the Fund, including a majority of the Qualified Directors, cast in person at a meeting called for that purpose. The Plan further provides that as long as the Plan remains in effect, the selection and nomination of the Qualified Directors will be committed to the discretion of the Qualified Directors then in office. It is expected that payments made under the Plan will serve to encourage the Underwriter and investment dealers to sell Fund shares and to provide ongoing services to Fund shareholders.

    The Underwriter has voluntarily agreed (not as part of the Distribution Agreement) to waive a portion of the fee payable under the Distribution Agreement during the early stages of the Fund's existence. Pursuant to this voluntary agreement, the Underwriter waived the entire fee payable for the period of January through September 1989. Effective as of October 1, 1989, the Fund began paying the Underwriter a fee of 0.20% of the average daily net assets of the Fund. This fee was subsequently increased in five steps to 0.70% on January 22, 1991. The Fund incurred $201,612, $226,026, $238,622, and $303,489 in fees for the fiscal years ended December 31, 1993, 1994, 1995, and 1996, respectively.

    The Investment Adviser and the Underwriter are subsidiaries of ND Holdings, Inc. ("Holdings"), the promoter of the Fund. Robert E. Walstad and Peter A. Quist, directors and president and vice president, respectively, of Holdings, are also directors and officers of the Fund, the Investment Adviser, and the Underwriter. See "Management of the Fund." Mssrs. Walstad and Quist are also shareholders of Holdings and, accordingly, may indirectly benefit from the payment of 12b-1 fees by the Fund to the Underwriter.

Custodian and Transfer Agent

    First American Bank West, 20 First Street SW, Minot, North Dakota 58701, serves as Custodian for the Fund's portfolio securities and cash. ND Resources,Inc. ("Resources"), a wholly-owned subsidiary of ND Holdings, Inc., 1 North Main, Minot, North Dakota 58703, is the Fund's Transfer Agent. As Transfer Agent, Resources performs many of the Fund's clerical and administrative functions, for which it is paid a monthly fee ranging from .16 of 1% of the net asset value of all outstanding Fund shares up to $10 million down to .09 of 1% from $50,000,001 and larger.

Accountants and Reports to Shareholders

    The Fund's independent public accountant, Brady, Martz & Associates, P.C., 24 West Central Avenue, Minot, North Dakota 58701, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's federal income tax return, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

                             PORTFOLIO TRANSACTIONS

           Allocation of portfolio brokerage transactions to various brokers is determined by the Investment Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide supplemental investment research, statistical, or other services to the Investment Adviser may receive orders for transactions by the Fund. Information thus received will enable the Investment Adviser to supplement its own research and analysis with the views and information of other securities firms and may be used for the benefit of clients of the Investment Adviser other than the Fund. Research services may include advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). A broker's sales of Fund shares may also be considered a factor if the Investment Adviser is satisfied that the Fund would receive from that broker the most favorable price and execution then available for a transaction. Municipal bonds, notes, and short-term securities in which the Fund invests are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. The Fund's cost of portfolio securities transactions will consist primarily of dealer or underwriter spreads. The Fund will not engage in principal transactions with affiliates.

           In effecting purchases and sales of the Fund's portfolio securities, the Investment Adviser and the Fund may place orders with and pay brokerage commissions to brokers which are affilliated with the Fund, the Investment Adviser, the Distributor or selected dealers participating in the offering of the Fund's shares. Subject to rules adopted by the Securities and Exchange Commission, the Fund may also purchase municipal securities from other members of underwriting syndicates of which the Underwriter or other affiliates of the Fund are members.

           The Board of Directors will monitor the Investment Adviser's performance with respect to portfolio transactions in order to evaluate the overall reasonableness of brokerage commissions paid or spreads allowed.

                        PURCHASE AND REDEMPTION OF SHARES

           Fund shares are sold at their public offering price, which is the net asset value next determined after an order and payment are received in proper form. The minimum initial investment is $1,000 ($100 for the Monthomatic Investment Plan), and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time.

           Upon receipt of a request for redemption, shares will be redeemed by the Fund at the net asset value next determined following receipt of a properly executed request with any required documents, less any applicable contingent deferred sales charge as described in the Prospectus.

           The following example illustrates the operation of the contingent deferred sales charge. Assume that you own 1,000 shares that you purchased six years ago, 1,000 shares acquired by reinvesting distributions, 1,000 shares that you purchased two years ago at $10 each, and 1,000 shares that you purchased one year ago at $10 each. Also assume that the shares now have a net asset value equal to $20 each. You may redeem the 2,000 shares that you have owned for six years or acquired by reinvesting distributions without paying a contingent deferred sales charge. Appreciation on the shares you bought in the last two years equals $20,000 (the $10 increase in net asset value times 2,000 shares), $10,000 of which is attributed to each of the two years. Because the $20,000 of appreciation is equivalent to 1,000 shares at the assumed current net asset value of $20 per share, you may redeem 1,000 more shares without paying a contingent deferred sales charge. If you redeem 3,500 shares, you would have a contingent deferred sales charge on 500 of those shares. The Fund would treat these 500 redeemed shares as representing a redemption of the $10,000 investment which you made two years ago. Based on the assumed net asset value of $20 per share, you would pay a contingent deferred sales charge equal to $400 (500 shares times $20 per share times the applicable rate of 4.0%). If in the same year you redeemed your remaining 500 shares, the Fund would treat this as a redemption of your $10,000 investment made one year ago, applying a charge at the rate of 4.0%.

           The elimination of the contingent deferred sales charge for redemptions by certain classes of persons as described in the Prospectus is provided because of anticipated economies in sales and sales related efforts.

           The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed for trading (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Fund's shareholders. The New York Stock Exchange is currently closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the Fund's portfolio securities at the time. When the Fund is requested to redeem shares for which it may not have yet received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

                                   UNDERWRITER

           ND Capital, Inc. (the "Underwriter"), a subsidiary of ND Holdings, Inc., the Fund's promoter, is the principal underwriter of the Fund's shares in a continuous public offering.

           Under the terms of the Distribution Agreement between the Fund and the Underwriter, the Underwriter has agreed to use its best efforts to solicit orders for the sale of the Fund's shares and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation. In consideration of those services, the Fund pays the Underwriter a fee, calculated daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of the shares for the prior month. For information concerning payments made by the Fund to the Underwriter pursuant to the Distribution Agreement, see "Distribution Plan" above. As further consideration, the Fund has agreed to pay the Underwriter the proceeds from any contingent deferred sales charges imposed on the redemption of shares. The Fund paid the Underwriter $102,625 in contingent deferred sales charges for the fiscal year ended December 31, 1996.

           The Underwriter, in turn, pays a sales commission currently equal to 3 3/4% (1% on sales of $1 million or more) of the amount invested to dealers who sell shares (excluding sales to investors exempt from the contingent deferred sales charge). Commission payments totaled $815,909 in 1993, $538,142 in 1994, $154,888 in 1995, and $102,562 in 1996. As a further inducement to the sale of Fund shares and in recognition of services provided to shareholders, the Underwriter may also make commission payments to dealers at the annual rate of up to 0.25% of the average net assets which are attributable to shareholders of the Fund for whom such dealers are designated as the dealers of record.

           The Distribution Agreement must be approved at least annually by the Fund's Board of Directors and a vote of a majority of the Fund's directors who are not "interested persons"' (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement related thereto or in the Distribution Agreement (the "Qualified Directors"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment and is terminable with respect to the Fund without penalty on 60 days' written notice by vote of a majority of the Qualified Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

                               DIVIDENDS AND TAXES

Dividends

           All of the net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Net investment income of the Fund consists of all interest income earned on portfolio assets less all expenses of the Fund. Income dividends will be distributed monthly, and dividends of net realized capital gains, if any, will normally be paid out once a year after the end of the Fund's fiscal year. The Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Directors of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund unless shareholders indicate in writing that they wish to receive them in cash.

Taxes

           To the extent that dividends are derived from earnings on North Dakota state and local government issues, such dividends will be exempt from North Dakota income taxes.

           For federal income tax purposes, the Fund is generally required to recognize its unrealized gains and losses at year end on financial futures contracts, options thereon, index options, and listed options on debt securities. Any gain or loss recognized on such financial instruments is generally considered to be 60% long-term and 40% short-term without regard to the holding period of the contract or option. One of the requirements of Subchapter M of the Code is that a fund must derive less than 30% of its gross income from gains (not reduced by losses) on stocks and securities and certain other investments held for less than three months. The Fund may be limited in its options and futures transactions in order to prevent recognition of such gains. Dividends from the Fund will not be eligible for the dividends received deduction available to corporate shareholders.

           The Fund's options and futures transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

           Redemption of shares of the Fund will be a taxable transaction for federal income tax purposes, and the shareholder will recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. The gain or loss will be a capital gain or loss and will be long-term if the shares are held for a period of more than one year. The loss on shares held six months or less will be a long-term capital loss to the extent any long-term capital gain distribution is made with respect to such shares during the period the investor owns the shares. In the case of shareholders holding shares of the Fund for less than six months and subsequently selling those shares at a loss after receiving an exempt-interest dividend, the loss will be disallowed to the extent of the exempt-interest dividends received.

           Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Fund or are "related persons" to such users. Such persons should consult their tax adviser before investing in the Fund.

           The "Superfund Act of 1986" (the "Superfund Act") imposes a separate tax on corporations at a rate of 0.12% of the excess of such corporation's "modified alternative minimum taxable income" over $2,000,000. A portion of tax-exempt interest, including exempt-interest dividends from the Fund, may be includable in modified alternative minimum taxable income. Corporate shareholders are advised to consult with their tax advisers with respect to the consequences of the Superfund Act.

                         CALCULATION OF PERFORMANCE DATA

           The Fund may publish certain performance figures in advertisements from time to time. These performance figures may include yield, tax equivalent yield, and total return figures.

Yield

           Yield reflects the income per share deemed earned by the Fund's portfolio investments. Yield is determined by dividing the net investment income per share deemed earned during the preceding 30-day period by the maximum offering price per share on the last day of the period and annualizing the result according to the following formula:


                        YIELD = 2[(a-b + 1)/6/ - 1]
                                   ---
                                   cd

           Where:

           a =  dividends and interest earned during the period.

           b =  expenses accrued for the period (net of reimbursements).

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

           d = the maximum offering price per share on the last day of the period.

           To calculate interest earned (for the purpose of "a" above), the Fund will:

           (a) Compute the yield to maturity of each obligation held by the Fund based on the market value of the obligation at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price.

           (b) Divide the yield to maturity by 360 and multiply the quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio.

           The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

           In the case of an obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. In the case of an obligation with original issue discount, if the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. In the case of an obligation with original issue discount, if the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based upon market value.

Tax Equivalent Yield

           Tax equivalent yield shows the yield from a taxable investment which would produce an after-tax yield equal to that of a fund that invests in tax-exempt securities. It is computed by dividing the tax-exempt portion of the Fund's yield (as calculated above) by one minus a stated income tax rate and adding the product to the portion (if any) of the Fund's yield that is not tax-exempt.

Total Return

           Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated time period, taking into account the imposition of various fees, except the contingent deferred sales charge, and assuming the reinvestment of all dividends and distributions. Cumulative total return reflects the Fund's performance over a stated period of time and is computed as follows:

                             ERV - P = Total Return
                             -------
                                P

           Where:

           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the base period, assuming reinvestment of all dividends and distributions

             P = a hypothetical initial payment of $1,000

           Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period and is computed according to the following formula:

                                P( 1 + T)/n/ = ERV

           Where:

             P = a hypothetical initial payment of $1,000

             T = average annual total return

             n = number of years

           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the base period, assuming reinvestment of all dividends and distributions

           All performance figures are based on historical results and are not intended to indicate future performance.

                         TAX-FREE VERSUS TAXABLE INCOME

           The following table shows the rate of return an individual North Dakota investor would need to receive from a taxable investment to equal the rate of return from the Fund. The table assumes that the investor's income from a taxable investment would be subject to federal income tax at the maximum federal rate and North Dakota state income tax at a rate equal to 14% of the federal tax liability.

           Our calculations are based on the maximum federal statutory tax rates applicable in 1996. The highest marginal federal tax rate for 1996 can be in excess of the statutory maximum federal tax rate due to the disallowance of a portion of itemized deductions and personal exemptions. We have calculated the combined marginal tax rate based on a family with adjusted gross income from $180,000 to $300,000 for 1996 filing on a married filing jointly basis with two dependent children. At this level of income, the highest federal marginal tax rate is 43.95%. In addition, this assumes the investor is not subject to alternative minimum tax and has a reasonable amount of itemized deductions. The combined marginal tax rate for this taxpayer is approximately 48.68%.

           The following table uses the combined marginal tax rate of 48.68% to present the equivalent taxable yield for taxpayers in the situation presented above.

                      ND Tax-Free                 Equivalent Taxable Yield
                        Yield                       for Taxpayer in 1996
                        -----                       --------------------
                        5.0%                                  9.74%
                        5.5%                                 10.71%
                        6.0%                                 11.69%
                        6.5%                                 12.66%
                        7.0%                                 13.63%
                        7.5%                                 14.61%
                        8.0%                                 15.58%

                        APPENDIX--RATINGS OF INVESTMENTS

           The four highest ratings of Moody's Investors Service, Inc. ("Moody's"), for municipal bonds are Aaa, Aa, A, and Baa. Municipal bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to municipal bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. The Aaa, Aa, and A rated municipal bonds comprise what are generally known as "high grade bonds." Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Municipal bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest coverage and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

           The four highest ratings of Standard & Poor's Corporation ("S&P") for municipal bonds are AAA, AA, A, and BBB. Municipal bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than for bonds in higher rated categories.

           The "debt securities" included in the discussion of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA, AA, or A by S&P or Aaa, Aa, or A by Moody's. Corporate debt obligations rated AAA by S&P are "highest grade obligations." Obligations bearing the rating of AA also qualify as "high grade obligations" and "in the majority of instances differ from AAA issues only in small degree." Corporate debt obligations rated A by S&P are regarded as "upper medium grade" and have "considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions." The Moody's corporate debt ratings of Aaa, Aa, and A do not differ materially from those set forth above for municipal bonds.

           Taxable or tax-exempt commercial paper ratings of A-l or A-2 by S&P and P-l or P-2 by Moody's are the highest paper ratings of the respective agencies. The issuer's earnings, quality of long-term debt, management, and industry position are among the factors considered in assigning such ratings.

           Subsequent to its purchase by the Fund, an issue of Municipal Securities or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but the Investment Adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by S&P or Moody's for municipal bonds or temporary investments may change as a result of changes in such organizations or changes in their rating system, the Fund will attempt to use comparable ratings as standards for its investments in municipal bonds or temporary investments in accordance with the investment policies contained herein.

[LOGO OF BRADY MARTZ CERTIFIED PUBLIC ACCOUNTANTS APPEARS HERE]



                         INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of ND Tax Free Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ND Tax Free Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two years in the period ended December 31, 1993, were audited by other auditors whose report dated January 20, 1994, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ND Tax Free Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Brady, Martz

BRADY, MARTZ & ASSOCIATES, P.C.
February 10, 1997

ND TAX-FREE FUND, INC.
Schedule of Investments December 31, 1996
--------------------------------------------------------------------------------


Name of Issuer
Percentages represent the market value                  Rating     Coupon              Principal      Market
of each investment category to total net assets      Moody's/S&P    Rate   Maturity      Amount       Value
------------------------------------------------------------------------------------------------------------------------------------

NORTH DAKOTA MUNICIPAL BONDS (97.23%)
FINANCIAL  (7.02%)
ND Municipal Bond Bank................................   A1/NR      6.300%  10/01/15   $  530,000   $   566,427
ND Municipal Bond Bank................................   A1/NR      6.250   10/01/14    4,325,000     4,589,128
ND Building Auth. Lease Rev...........................    A/A       5.500   08/15/14    1,300,000     1,278,134
                                                                                                   ------------
                                                                                                    $ 6,433,689
                                                                                                   ------------
HEALTH CARE (20.49%)
Bismarck (St. Vincent Nurs. Home) Hlth. Rev...........   NR/NR      8.500%  06/01/09   $  175,000   $   184,040
Bismarck (Marillac Manor II) Ret. Facs. Rev...........   NR/NR      8.625   02/01/10      675,000       723,148
Bismarck (Marillac Manor) Ret. Facs. Rev..............   NR/NR      7.700   02/01/16      250,000       276,313
Burleigh Cty. (St. Vincent Nurs. Home) Rev............   NR/NR      7.000   06/01/19      500,000       556,335
Burleigh Cty. (Missouri Slope Ctr.) Rev. Ref..........   NR/NR      7.000   11/01/07      500,000       537,795
Burleigh Cty. (Missouri Slope Care Fdn.) Rev. Ref.....   NR/NR      7.250   06/01/12      500,000       539,825
Carrington, Catholic Health Corp. (Ctr.) Rev..........   A1/A+      6.250   11/15/15      500,000       529,485
Cass Cty. (St. Lukes Hosp.) Facs. Rev.................   NR/A+      7.500   06/01/06      300,000       313,215
Devils Lake (Lake Region Luth. Home) Rev..............   NR/NR      6.500   10/01/13      250,000       262,955
Devils Lake (Catholic Health Corp.) Rev...............   A1/A+      6.250   11/15/07    1,125,000     1,202,715
Dickinson, Catholic Health Corp. (St. Joseph's) Rev...   A1/A+      7.200   06/01/14    1,015,000     1,057,528
Dickinson (BHS L/T Care) Hlth. Care Facs. Rev.........   A1/NR      7.625   02/15/20    1,210,000     1,321,453
Dickinson (BHS L/T Care) Hlth. Care Facs. Rev.........   A1/NR      7.500   02/15/10      600,000       646,782
Fargo (St. Luke's Hosp.) Facs. Ref. Rev...............   NR/A+      6.500   06/01/15    4,000,000     4,243,440
Hazen (Sakakawea Med. Ctr.) Hlth. Care Facs. Rev......   NR/NR      6.750   05/01/16      500,000       516,190
Jamestown (Heritage Center) Cong. Hsg. Rev............   NR/NR      8.500   09/01/06      200,000       221,054
Lisbon (Parkside Luth. Home) Nurs. Home Rev...........   NR/NR      7.500   06/01/12      500,000       529,755
Ward Cty. (St. Joseph's Hosp.) Rev....................  NR/BBB-     7.500   11/01/15    1,000,000     1,103,660
Ward Cty. (St. Joseph's Hosp.) Rev....................  NR/BBB-     7.250   11/01/06    1,000,000     1,090,430
Ward Cty. (St. Joseph's Hosp.) Rev....................  NR/BBB-     7.250   11/01/06    1,000,000     1,090,430
Ward Cty. (St. Joseph's Hosp.) Rev....................  NR/BBB-     7.500   11/01/15    1,450,000     1,600,307
Ward Cty. (St. Joseph's Hosp.) Rev....................  NR/BBB-     8.875   11/15/24      200,000       224,900
                                                                                                   ------------
                                                                                                    $18,771,755
                                                                                                   ------------
HOUSING (25.63%)
Grand Forks Hsg. Auth. (Ryan Hse.) Multifam. Ref......   Aa/NR      6.300%  03/01/22   $  500,000   $   515,230
Morton Cty. Hsg. Auth. Multifam. Hsg. Rev.............   NR/NR      6.750   03/01/21      500,000       493,405
North Dakota (HFA) Single Family Mortgage Program.....   Aa/A+      7.375   07/01/17      535,000       551,125
North Dakota (HFA) Single Family Mortgage Program.....   Aa/A+      7.850   07/01/01      240,000       255,451
North Dakota (HFA) Single Family Mortgage Program.....   Aa/A+      8.000   07/01/13      285,000       306,087
North Dakota (HFA) Single Family Mortgage Program.....   Aa/A+      7.900   07/01/10      160,000       172,224
North Dakota (HFA) Single Family Mortgage Program.....   Aa/A+      8.050   01/01/24      850,000       907,401
North Dakota (HFA) Single Family Mortgage Program.....   Aa/A+      7.750   07/01/24      765,000       813,241
North Dakota (HFA) Single Family Mortgage Program.....   Aa/A+      7.250   07/01/10      325,000       346,229
North Dakota (HFA) Single Family Mortgage Program.....   Aa/A+      7.300   07/01/24    1,255,000     1,331,103
North Dakota (HFA) Single Family Mortgage Program.....   Aa/A+      7.000   07/01/23    1,275,000     1,363,357
North Dakota (HFA) Single Family Mortgage Program.....   Aa/A+      6.800   07/01/23    2,965,000     3,115,059
North Dakota (HFA) Single Family Mortgage Program.....   Aa/A+      6.700   07/01/13      395,000       413,336
North Dakota (HFA) Single Family Mortgage Program.....   Aa/A+      6.800   07/01/25    1,540,000     1,608,314
North Dakota (HFA) Single Family Mortgage Program.....   Aa/A+      5.950   07/01/25    3,190,000     3,105,752
North Dakota (HFA) Single Family Mortgage Program.....   Aa/A+      6.950   07/01/25    1,995,000     2,116,855
North Dakota (HFA) Finance Program....................   Aa/NR      6.750   07/01/25    3,385,000     3,572,698
North Dakota (HFA) Finance Program....................   Aa/NR      6.300   01/01/15      950,000       971,613
North Dakota (HFA) Finance Program....................   Aa/NR      6.250   07/01/15      165,000       167,079
North Dakota (HFA) Home Mortgage Program..............   Aa/NR      6.300   07/01/16      500,000       515,065
North Dakota (HFA) Housing Finance Program............   Aa/NR      6.400   01/01/28      300,000       308,205
North Dakota (HFA) Home Mortgage Program..............   Aa/NR      6.150   07/01/27      535,000       532,031
                                                                                                   ------------
                                                                                                    $23,480,860
                                                                                                   ------------

ND TAX-FREE FUND, INC.
Schedule of Investments December 31, 1996
--------------------------------------------------------------------------------


Name of Issuer                                       (Unaudited)
Percentages represent the market value                  Rating     Coupon              Principal      Market
of each investment category to total net assets      Moody's/S&P    Rate   Maturity      Amount       Value
------------------------------------------------------------------------------------------------------------------------------------


POLLUTION CONTROL (1.77%)
Mercer Cty. (Basin Electric) PCR......................   A/A        7.000%  01/01/19   $  990,000   $ 1,070,022
Mercer Cty. (Ottertail Power) PCR Ref.................  Aa3/AA-     6.900   02/01/19      500,000       550,865
                                                                                                   ------------
                                                                                                    $ 1,620,887
                                                                                                   ------------
REAL ESTATE (8.16%)
Burleigh Cty. (Univ. of Mary) Facs. Rev...............   NR/NR      5.750%  12/01/11   $1,000,000   $   986,480
Burleigh Cty. (Univ. of Mary) Facs. Rev...............   NR/NR      5.875   12/01/15    1,000,000       984,140
Fargo, Park District (Golf Course) Rev................   NR/NR      7.300   11/01/06      130,000       141,112
Fargo, Park District (Golf Course) Rev................   NR/NR      7.350   11/01/07      110,000       119,488
Fargo, Park District (Golf Course) Rev................   NR/NR      7.250   11/01/10      190,000       207,735
Grand Forks Regional Airport Authority Rev............   A/NR       7.500   10/01/09      225,000       237,008
Grand Forks Regional Airport Authority Rev............   A/NR       7.500   10/01/10      240,000       252,809
Grand Forks (Cirrus Proj.) Sales Tax Rev..............   A1/NR      5.900   05/01/17      695,000       692,408
Jamestown (College) Facility Rev......................   NR/NR      6.625   10/01/14      800,000       845,264
ND St. Brd. of Hgr. Ed. (MSU) Student Svcs. Ref.......   NR/NR      6.750   08/01/05      755,000       805,464
ND St. Brd. of Hgr. Ed. (MSU) Student Svcs. Ref.......   NR/NR      5.500   08/01/13      400,000       398,124
University of ND (G.F.) Lease Financing COP...........   A/A-       7.300   09/01/10    1,425,000     1,549,801
Wahpeton (Town Centre. Sqr.) Multifam. Hsg. Ref.......   NR/NR      8.500   02/01/14      250,000       256,497
                                                                                                   ------------
                                                                                                    $ 7,476,330
                                                                                                   ------------
INSURED/GUARANTEED (34.17%)
*Bismarck (MedCenter One) Ref. & Imp. (BIGI)..........  Aaa/AAA     7.500%  05/01/13   $1,500,000   $ 1,637,550
Bismarck (St. Alexius Med. Ctr.) Ref. (AMBAC).........  Aaa/AAA     6.900   05/01/06      400,000       439,868
Central Cass Cty., PSD#17 GO Sch. Bldg. (MBIA)........  Aaa/AAA     6.500   05/01/13      430,000       472,342
Central Cass Cty., PSD#17 GO Sch. Bldg. (MBIA)........  Aaa/AAA     6.500   05/01/14      460,000       506,883
Grand Forks (United Hosp.) Facs. Rev. (MBIA)..........  Aaa/AAA     6.625   12/01/10      830,000       908,219
Grand Forks (United Hosp.) Facs. Rev. (MBIA)..........  Aaa/AAA     6.500   12/01/06      750,000       819,038
Grand Forks (United Hosp.) Facs. Rev. (MBIA)..........  Aaa/AAA     6.250   12/01/19    1,000,000     1,065,170
*Grand Forks (United Hosp.) Facs. Rev. (MBIA).........  Aaa/AAA     6.450   12/01/23    1,525,000     1,648,357
Mercer Cty. (Mont.-Dak. Utilities) PCR (FGIC).........  Aaa/AAA     6.650   06/01/22    7,000,000     7,682,220
Mercer Cty. (NW Public Service) PCR Ref. (MBIA).......  Aaa/AAA     5.850   06/01/23    4,600,000     4,665,458
Mercer Cty. (Basin Electric) PCR (AMBAC)..............  Aaa/AAA     6.050   01/01/19    4,350,000     4,519,998
Morton Cty. (Mont.-Dak. Utilities) PCR (FGIC).........  Aaa/AAA     6.650   06/01/22      600,000       658,476
ND (HFA) Multifam. Ref. (FNMA guaranteed).............  Aaa/AAA     6.200   12/01/20      825,000       843,876
ND Building Auth. Ref. Lease Rev. (AMBAC).............  Aaa/AAA     6.000   06/01/10    1,700,000     1,819,731
ND Building Auth. Lease Rev. (CGIC)...................  Aaa/AAA     6.000   12/01/13      500,000       527,565
*North Dakota Student Loan Rev. (AMBAC)...............  Aaa/AAA     7.750   07/01/02    1,060,000     1,121,840
North Dakota Student Loan Rev. (AMBAC)................  Aaa/AAA     6.300   07/01/12      100,000       102,870
North Dakota Student Loan Rev. (AMBAC)................  Aaa/AAA     6.350   07/01/13      250,000       257,555
North Dakota Student Loan Rev. (AMBAC)................  Aaa/AAA     6.400   07/01/14      400,000       412,136
University of ND (G.F.) Hsg. & Aux. Rev. (AMBAC)......  Aaa/AAA     7.850   04/01/14      340,000       364,324
Valley City, Western Hlth. Care Fac. Rev. (BIGI)......  Aaa/AAA     7.625   01/01/19      200,000       210,720
Williston Cath. Hlth. Corp. (Mercy Hosp.) (MBIA)......  Aaa/AAA     7.200   06/01/14      600,000       627,126
                                                                                                  -------------
                                                                                                   $ 31,311,322
                                                                                                  -------------
TOTAL NORTH DAKOTA MUNICIPAL BONDS (COST:$85,491,002)............................................  $ 89,094,843
SHORT-TERM SECURITIES (0.91%)
Goldman Sachs Institutional Liquid Assets Tax-Exempt Diversified Portfolio (Cost: $833,431)......       833,431
                                                                                                  -------------

TOTAL INVESTMENTS IN SECURITIES (COST: $86,324,433)..............................................  $ 89,928,274
                                                                                                  =============


*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
The accompanying notes are an integral part of these financial statements.

ND TAX-FREE FUND, INC.
Financial Statements December 31, 1996


Statement of Assets and Liabilities
December 31, 1996
--------------------------------------------------------------------------------

ASSETS
     Investments in securities, at value
     (cost:$86,324,433)...................  $89,928,274
     Accrued dividends receivable.........        2,074
     Accrued interest receivable..........    1,585,433
     Security sales receivable............    1,186,244
     Variation margin on futures..........      564,802
                                           ------------
        Total Assets......................  $93,266,827
                                           ------------

LIABILITIES
     Bank overdraft.......................  $    79,588
     Dividends payable....................      412,992
     Accrued expenses.....................       97,854
     Security purchases payable...........    1,045,250
                                           ------------
        Total Liabilities.................  $ 1,635,684
                                           ------------

NET ASSETS................................  $91,631,143
                                           ============

 Net asset value per share, 9,970,201
 shares outstanding.......................  $      9.19
                                           ============

Statement of Operations
For the year ended December 31, 1996


INVESTMENT INCOME
     Interest.............................  $ 5,640,796
     Dividends............................       59,137
                                           ------------
        Total Investment Income...........  $ 5,699,933
                                           ------------

EXPENSES
     Investment advisory fees.............  $   560,900
     Distribution fees (12b-1)............      303,489
     Custodian fees.......................       13,643
     Transfer agent fees..................      100,497
     Accounting service fees..............       66,183
     Audit and legal fees.................        7,250
     Directors fees.......................       15,837
     Insurance............................        3,082
     Printing and postage.................       13,424
     License, fees, and registrations.....        7,911
                                           ------------
        Total expenses....................  $ 1,092,216
    Less expenses waived or absorbed
    by the Fund's manager.................       40,861
        Total Net Expenses................  $ 1,051,355
                                           ------------
NET INVESTMENT INCOME.....................  $ 4,648,578
                                           ------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FUTURES
    Net realized gain (loss) from:
    Investment transactions...............  $   516,310
    Futures transactions..................    2,626,302
    Net change in unrealized appreciation
    (depreciation) of:
    Investments...........................   (1,699,565)
    Futures...............................     (100,169)

        Net Realized and Unrealized Gain
        (Loss) On Investments And  Futures  $ 1,342,878
                                           ------------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS...........................  $ 5,991,456
                                           ============

The accompanying notes are an integral part of these financial statements.

ND TAX-FREE FUND, INC.
Financial Statements  December 31, 1996
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the years ended December 31, 1996 and 1995
--------------------------------------------------------------------------------


                                                                                             For the Year Ended   For the Year Ended
                                                                                             December 31, 1996    December 31, 1995
                                                                                           -----------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS........................................
    Net investment income................................................................     $  4,648,578         $  4,961,588
    Net realized gain (loss) on investments and futures..................................        3,142,612           (4,107,844)
    Net unrealized appreciation (depreciation) on investments and futures................       (1,799,734)           7,035,220
                                                                                              -------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations.................     $  5,991,456         $  7,888,964
                                                                                              -------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS..............................................
    Dividends from net investment income.................................................     $ (4,648,578)        $ (4,961,588)
    Distributions in excess of net investment income.....................................         (303,489)            (229,423)
    Distributions from net realized gain on investment transactions......................                0                    0
                                                                                              -------------------------------------
         Total Dividends and Distributions...............................................     $ (4,952,067)        $ (5,191,011)
                                                                                              -------------------------------------

CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares.........................................................     $   3,336,320        $  5,471,316
    Proceeds from reinvested dividends...................................................         3,190,615           3,322,041
    Cost of shares redeemed..............................................................       (10,466,886)         (8,824,914)
                                                                                              -------------------------------------

         Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions.     $  (3,939,951)       $    (31,557)
                                                                                              -------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................     $  (2,900,562)       $  2,666,396
NET ASSETS, BEGINNING OF PERIOD..........................................................        94,531,705          91,865,309
                                                                                              -------------------------------------
NET ASSETS, END OF PERIOD................................................................     $  91,631,143        $ 94,531,705
                                                                                              =====================================
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements   December 31, 1996


Note 1.   ORGANIZATION
          ND Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 7, 1988, and commenced operations on January 3, 1989. The Fund's objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of North Dakota tax-exempt securities.

          Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          Investment security valuation - Investments in securities traded on national securities exchanges are valued at the last reported sales price at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

          The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

          Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required.

          Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

          Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

          Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

          A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

          Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

          Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.   SHARE TRANSACTIONS
          As of December 31, 1996, there were 100,000,000 shares of $.001 par authorized; 9,970,201 and 10,402,491 were outstanding at December 31, 1996 and December 31, 1995, respectively. Transactions in capital shares were as follows:


                                                                    Shares                                  Amount
                                                  ----------------------------------------------------------------------------------
                                                   For the Year Ended   For the Year Ended   For the Year Ended   For the Year Ended
                                                   December 31, 1996    December 31, 1995    December 31, 1996    December 31, 1995
                                                  ----------------------------------------------------------------------------------
   Shares sold.................................         366,454              605,360           $  3,336,320          $ 5,471,316
   Shares issued on reinvestment of dividends..         349,952              368,749              3,190,615            3,322,041
   Shares redeemed.............................      (1,148,695)            (980,165)           (10,466,886)          (8,824,914)
                                                  ----------------------------------------------------------------------------------
   Net increase (decrease).....................        (432,289)              (6,056)          $ (3,939,951)         $   (31,557)
                                                  ==================================================================================


Note 4.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
          ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

          The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $560,900 of investment advisory fees for the year ended December 31, 1996. The Fund has a payable to ND Money Management, Inc. of $47,501 at December 31, 1996 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

          The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay at the annual rate of 0.85% of the average daily net assets of the Fund to ND Capital, Inc. (Capital), its principal underwriter, for expenses incurred in the distribution of the Fund's shares. Pursuant to the Plan, Capital is entitled to reimbursement each month for its actual expenses incurred in the distribution and promotion of the Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a dealer sales agreement with Capital. Capital will be reimbursed at a rate not to exceed 0.85% of the average daily net assets of the Fund for the prior month. The Fund has recognized $303,489 of 12b-1 fee expenses for the year ended December 31, 1996. The Fund has a payable to ND Capital, Inc. of $27,709 at December 31, 1996 for 12b-1 fees. In addition, the Fund has engaged ND Capital as agent for the purchase of certain investment securities. For the year ended December 31, 1996 commissions earned by ND Capital, Inc. totaled $1,968 and are included in the cost basis of the securities acquired.

          ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $100,497 of transfer agency fees for the year ended December 31, 1996. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $66,183 of accounting service fees for the year ended December 31, 1996.

Note 5.   INVESTMENT SECURITY TRANSACTIONS
          The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $11,698,675 and $11,692,220, respectively, for the year ended December 31, 1996.

Note 6.   INVESTMENT IN SECURITIES
          At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $86,324,433, and the net unrealized appreciation of investments based on the cost was $3,603,841, which is comprised of $3,767,621 aggregate gross unrealized appreciation and $163,780 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                                                 For the Year Ended December 31,
                                                                                ---------------------------------
                                                                 1996         1995           1994          1993          1992
                                                               ---------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                           $  9.09       $  8.83       $  9.52       $  9.49       $  9.47
                                                               ---------------------------------------------------------------------

Income from Investment Operations:
     Net investment income..................................   $   .46       $   .47       $   .48       $   .52       $   .59
     Net realized and unrealized gain (loss) on investment
     and futures transactions...............................       .13           .28          (.67)          .05           .04
                                                               ---------------------------------------------------------------------

       Total Income (Loss) From Investment Operations.......   $   .59       $   .75       $  (.19)      $   .57       $   .63
                                                               ---------------------------------------------------------------------

Less Distributions:
     Dividends from net investment income...................   $  (.46)      $  (.47)      $  (.48)      $  (.52)      $  (.59)
     Distributions in excess of net investment income.......      (.03)         (.02)         (.02)         (.02)         (.02)
                                                               ---------------------------------------------------------------------

     Total Distributions....................................   $  (.49)      $  (.49)      $  (.50)      $  (.54)      $  (.61)
                                                               ---------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                 $  9.19       $  9.09       $  8.83       $  9.52       $  9.49
                                                               =====================================================================

Total Return................................................      6.62%(A)      8.68%(A)     (2.07)%(A)     5.94%(A)      6.62%(A)
Ratios/Supplemental Data:
     Net assets, end of period (in thousands)...............   $91,631       $94,532       $91,865       $85,042       $61,429
     Ratio of net expenses (after expense assumption)
     to average net assets..................................      1.13%(B)      1.05%(B)      1.06%(B)      1.01%(B)      0.95%(B)
     Ratio of net investment income to average net assets...      5.00%         5.20%         5.19%         5.39%         5.91%
     Portfolio turnover rate................................     12.92%         8.02%         5.55%        18.59%        17.35%

(A)  Excludes contingent deferred sales charge of 4%.
(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $40,861, $3,799, $31,115, $30,707, and $66,030, respectively. If the expenses had not been assumed, the annualized ratios of total expenses to average net assets would have been 1.18%, 1.05%, 1.10%, 1.05%, and 1.08%, respectively.

                             ND TAX-FREEFUND, INC.

                                    PART C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          (a)  Financial Statements

          Included in Part B of the Registration Statement:

               Independent Public Accountant's Report, dated February 10, 1997

               Statement of Assets and Liabilities as of December 31, 1996

               Statement of Operations for the Year Ended December 31, 1996

               Statement of Changes in Net Assets for the Years Ended December 31, 1996 and 1995

               Notes to Financial Statements

               Financial Highlights

               Schedule of Investments

          Schedules II through VII are ommitted because inapplicable.

          (b)  Exhibits

               (1) Articles of Incorporation *

               (2) Bylaws **

               (4) Specimen Copy of Share Certificate *

               (5) Form of Investment Advisory Agreement *

            (6)(a) Form of Distribution Agreement *

            (6)(b) Form of Dealer Sales Agreement ****

               (8) Form of Custodian Agreement ***

            (9)(a) Form of Transfer Agency Agreement ***

            (9)(b) Form of Accounting Services Agreement *****

              (10) Opinion of Pringle & Herigstad, P. C. **

              (11) Consent of Independent Accountant

              (13) Form of Purchase Agreement *

              (14) Form of Distribution Plan ***

                           --------------------------

          * Previously filed as an exhibit to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 25, 1988, and incorporated by reference herein.

          **Previously filed as an exhibit to Pre-effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 13, 1989, and incorporated by reference herein.

        *** Previously filed as an exhibit to Post-effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 25, 1988, and incorporated by reference herein.

       **** Previously filed as an exhibit to Post-effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 1, 1995, and incorporated by reference herein.

      ***** Previously filed as an exhibit to Post-effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 1, 1996, and incorporated by reference herein.

Item 25.      Persons Controlled by or Under Common Control with Registrant

              Inapplicable

Item 26.      Number of Holders of Securities

                  Title of Class         Number of Record Holders
                 Shares, par value                 3,423
                  $.001 per share        (As of February 18, 1997)

Item 27.      Indemnification

              Section 4 of the Distribution Agreement [ Exhibit (6) (a) ] provides for the indemnification of ND Capital, Inc., Registrant's principal underwriter, against certain losses. Section 12 of the Transfer Agency Agreement [ Exhibit 9 ] provides for the indemnification of ND Resources, Inc., Registrant's transfer agent, against certain losses.

              Indemnification of directors, officers, employees, and agents of Registrant is required under Section 10-19.1-91 of the North Dakota Century Code. In addition, Registrant has obtained an insurance policy on behalf of directors and officers against any liability asserted against and incurred by the person in or arising from that person's official capacity to the extent permitted by law.

              In no event will Registrant indemnify its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office arising under his agreement with Registrant.

              Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

              Anything in the North Dakota Business Corporation Act (Chapters 10-19 through 10-23 of the North Dakota Century Code), the Fund's Articles of Incorporation or Bylaws, or the Investment Advisory, Distribution, or Transfer Agency Agreements to the contrary notwithstanding, Registrant will comply in all respects with the provisions of Investment Company Act Release No. 11330 (September 4, 1980) concerning indemnification.

Item 28.      Business and Other Connections of Investment Adviser

              ND Money Management, Inc. (the "Investment Adviser"), is a wholly-owned subsidiary of ND Holdings, Inc. ("Holdings"), Registrant's promoter. The Investment Adviser was organized under the laws of the State of North Dakota on August 19, 1988, and also serves as investment adviser for ND Insured Income Fund, Inc. ("NDIIF"), Montana Tax-Free Fund, Inc. ("MTFF"), South Dakota Tax-Free Fund, Inc. ("SDTFF"), and Integrity Fund of Funds, Inc. ("IFF").

              The officers and directors of the Investment Adviser are Robert E. Walstad and Peter A. Quist. Mssrs. Walstad and Quist are also officers and directors of Holdings, ND Capital, Inc. ("Capital"), Registrant's principal underwriter and initial shareholder, ND Resources, Inc. ("Resources"), Registrant's transfer agent, NDIIF, MTFF, SDTFF, and IFF.

              Mr. Walstad served as a stockbroker and branch manager of the Minot, North Dakota, office of Dean Witter Reynolds from September 1977 to October 1987 when he resigned to organize Holdings. Mr. Quist was Securities Commissioner of the State of North Dakota from May 6, 1983, to January 31, 1988, when he resigned to join Holdings as vice president and director.

              The Investment Adviser, Registrant, Holdings, Capital, Resources, NDIIF, MTFF, SDTFF, and IFF have their principal address at 1 North Main, Minot, North Dakota 58703.

Item 29.      Principal Underwriters

              (a) Other investment companies for which Registrant's principal underwriter also acts as principal underwriter, depositor, or investment adviser: ND Insured Income Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

              (b) Information concerning each director, officer, or partner of the principal underwriter:

                   Name and Principal               Positions and Offices           Positions and Offices
                    Business Address                  with Underwriter                 with Registrant
                  --------------------              ---------------------           --------------------
                    Robert E. Walstad               President, Treasurer,           President, Treasurer,
                      1 North Main                      and Director                    and Director
                Minot, North Dakota 58703

            Peter A. Quist           Vice President, Secretary,     Vice President, Secretary
             1 North Main                   and Director                   and Director
       Minot, North Dakota 58703

          (c)  Inapplicable

Item 30.  Location of Accounts and Records

          First American Bank West, 20 First Street SW, Minot, North Dakota 58701, serves as custodian of Registrant and maintains all records related to that function. ND Resources, Inc. ("Resources"), serves as transfer agent, dividend disbursing, administrative, and accounting services agent of Registrant and maintains all records related to those functions. ND Capital, Inc. ("Capital"), serves as the principal underwriter of Registrant and maintains all records related to that function. ND Money Management, Inc. ("Money Management"), serves as Registrant's investment adviser and maintains all records related to that function. Registrant maintains all of its corporate records. The address of Resources, Capital, Money Management, and Registrant is 1 North Main, Minot, North Dakota 58703.

Item. 31. Management Services

          Inapplicable

Item 32.  Undertakings

          Inapplicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Post-effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 25, 1988, pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-effective Amendment No. 11 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot, State of North Dakota, on the 19th day of February, 1997.

                                     ND TAX-FREE FUND, INC.

                                     By
                                        --------------------------------
                                              Robert E. Walstad
                                              President

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


--------------------------------------------                  February 19, 1997
Lynn W. Aas
Director


--------------------------------------------                  February 19, 1997
Orlin W. Backes
Director


--------------------------------------------                  February 19, 1997
Arthur A. Link
Director


--------------------------------------------                  February 19, 1997
Peter A. Quist
Director, Vice President, and Secretary


--------------------------------------------                  February 19, 1997
Robert E. Walstad
Director, President, and Treasurer

                            ND TAX-FREE FUND, INC.

                   Registration Statement on Form N-1A under

                      the Securities Act of 1933 and the

                        Investment Company Act of 1940


                                   EXHIBITS

                               INDEX TO EXHIBITS



               (1)   Articles of Incorporation

               (2)   Bylaws

               (4)   Specimen Copy of Stock Certificate

               (5)   Form of Investment Advisory Agreement

             (6)(a)  Form of Distribution Agreement

             (6)(b)  Form of Dealer Sales Agreement

               (8)   Form of Custody Agreement

               (9)   Form of Transfer Agency Agreement

               (10)  Opinion of Pringle & Herigstad, P. C.

               (11)  Consent of Independent Accountants

               (13)  Form of Purchase Agreement

               (15)  Form of Distribution Plan